Exhibit 10.1
ASSET PURCHASE AGREEMENT
Among
PREMIER EXHIBITIONS, INC.
WORLDWIDE LICENSING & MERCHANDISING, INC.,
and
G MICHAEL HARRIS
Dated October 17, 2011

ASSET PURCHASE AGREEMENT
THIS ASSET PURCHASE AGREEMENT (this “Agreement”), dated October 17, 2011, is by and among PREMIER EXHIBITIONS, INC. a Florida corporation (“BUYER”); WORLDWIDE LICENSING & MERCHANDISING, INC., a Florida corporation (“SELLER”); and G. MICHAEL HARRIS (“SHAREHOLDER”).
RECITALS:
WHEREAS, SELLER owns and operates, as one of its businesses, a 20,000 square foot attraction in Orlando, Florida located at 7316, 7324 & 7324-A International Drive, Orlando, Florida 32819 called “Titanic — The Experience,” which features recreations of the Titanic and showcases historical items related to the Titanic (the “Orlando Exhibit”).
WHEREAS, SELLER desires to sell, transfer and assign to BUYER, and BUYER desires to purchase and assume from SELLER, pursuant to and in accordance with the terms and conditions of this Agreement, substantially all of the assets, and certain liabilities of SELLER in connection solely with the Orlando Exhibit.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for good ad valuable consideration, the parties hereto, intending to be legally bound, hereby agree as follows:
1. Definitions. Each of the following terms will have the meaning set forth below:
“Affiliate” with respect to any person, means any other person that, directly or indirectly, is controlled by, controls, or is under common control with that person. “Control”, with respect to any person, means the power, directly or indirectly, to direct the management and policies of that person.
“Best Knowledge” means the constructive knowledge of the SHAREHOLDER after an inquiry that is reasonably appropriate for the matter in question.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, together with the rules and regulations thereunder.
“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended, together with the rules and regulations thereunder.
“Orlando Exhibit” is defined in the Recitals.
“GAAP” means generally accepted accounting principles in the United States.
“Including” means “including but not limited to”, and “includes” means “includes, without limitation”.

“Knowledge” means the actual of knowledge of the of the SHAREHOLDER.
“Permitted Encumbrance” means a charge, equity, security interest, lien, pledge, mortgage, restriction, option, or claim set forth on Schedule 5(j).
“Person” means any individual, corporation, limited liability company, partnership, business trust, unincorporated organization, or other entity.
“Schedules” mean the information and disclosure schedules attached to this Agreement.
“Tax” or “Taxes” means any federal, state, local, or foreign tax, including any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, value added, transfer, recordation, realty transfer, franchise, net worth, doing business, profits, license, withholding on amounts paid to or by SELLER with respect to the Orlando Exhibit, payroll, social security, employment, unemployment, excise, severance, stamp, capital stock, occupation, property, environmental or windfall profits tax, premium, custom, duty, or other tax, governmental fee, or other like assessment or charge, together with any interest, penalty, addition to tax, or additional amount.
“Taxing Authority” means any governmental authority responsible for the administration of any Tax.
“Tax Return” means reports, information statements, forms, amended returns, claims for refund, and other documentation (including any additional or supporting material and estimated Tax or information returns and reports) filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment, or collection of any Tax and includes any amended returns required as a result of examination adjustments made by a Taxing Authority.
Other capitalized terms shall have the meanings ascribed to them in this Agreement.
2. Sale and Purchase of Acquired Assets
(a) Acquired Assets. At the Effective Time, SELLER will sell, and BUYER will purchase, the following assets and rights of SELLER in and to the Orlando Exhibit (the “Acquired Assets”):
i Exhibition Property. All tangible property located at the Orlando Exhibit owned by SELLER, including exhibitry, equipment, furniture and all other similar personal property used in the operation of the Orlando Exhibit, as specifically listed on Schedule 2(a)(i), but excluding the Loaned Artifacts (as defined below) which the parties acknowledge and agree are not owned by SELLER.
ii Intellectual Property. All Intellectual Property (as defined below) used by SELLER in connection with the Orlando Exhibit, including without limitation all images, marketing, written materials and video assets.

iii Other Assets. Prepaid expenses, the security deposit under the Lease (as defined below), and all other rights of SELLER in and to the Orlando Exhibit, including those listed on Schedule 2(a)(i), but excluding Retained Assets (as defined below).
SELLER will transfer ownership and possession of the Acquired Assets to BUYER at the Effective Time, free and clear of any Encumbrance, other than Permitted Encumbrances.
(b) Retained Assets. The following items shall not be part of the Acquired Assets or sold to BUYER but shall be retained by SELLER (collectively, the “Retained Assets”): (A) any asset of SELLER not used by SELLER in the operation of the Orlando Exhibit (B); all cash, cash equivalents, marketable securities, and cash deposits (other than the security deposit for the Lease) of SELLER on hand at the Effective Time, including cash receipts generated up and until the Effective Time, credit card receivables generated prior to the Effective Time, accounts receivable accrued prior to the Effective Time, un-deposited checks from customers, notes receivable owed to SELLER, refunds due SELER arising out of the Orlando Exhibit prior to the Effective Time; (C) all insurance policies of SELLER, SHAREHOLDER and rights thereunder relating to the Orlando Exhibit; (D) the personal property of SHAREHOLDER (and Sebastian Harris and D. Michael Harris), presently located in the Orlando Exhibit’s “Dive Room & Movie Room” as more specifically described on Schedule 2(b); and (E) all rights under leases for equipment and machinery used at the Orlando Exhibit and (F) all other items listed on Schedule 2(b).
3. Liabilities; Retained Liabilities
(a) Assumed Liabilities. At the Effective Time, SELLER will assign, and BUYER (or an Affiliate of BUYER) will assume, pay, discharge or perform when due the following liabilities and obligations of SELLER (the “Assumed Liabilities”):
i Obligations under the Real Property Lease. All obligations of SELLER under that certain lease agreement for real property with George F. Eyde Orlando, LLC, a Michigan limited liability company, and Louis J. Eyde Orlando, LLC, a Michigan limited liability company (collectively, the “Landlord”) for the premises located at 7316, 7324, and 7324-A International Drive, Orlando, Florida 32819 (the “Lease”), including (A) all obligations to be performed by SELLER after the Effective Time under the Lease and (B) the obligation to pay certain arrearages of rent and other amounts which accrued under the Lease prior to Effective Time, but only to the extent specifically set forth in that certain Assignment of and Second Amendment to the Lease, attached hereto as Exhibit A, which BUYER and SELLER shall execute at the Effective Time, and Landlord shall execute on or before the Effective Time.
ii Obligations for Loaned Artifacts. All obligations of SELLER under agreements and licenses for artifacts and similar items that are on display or in the Orlando Exhibit, or held by SELLER for use in the Orlando Exhibit, as specifically set forth on Schedule 3(a)(ii)(collectively, the “Loaned Artifacts”)

BUYER acknowledges and agrees that the owners of the Loan Artifacts have the right to demand return of the Loaned Artifacts at their discretion, and BUYER shall be required to return them upon demand by such owners at any time after the Effective Date.
iii Obligations under other Contracts and Agreements. All obligations of SELLER under contracts, agreements and commitments related to the Orlando Exhibit that are not terminable at will by SELLER as specifically set forth on Schedule 3(a)(iii) (collectively, the “Assumed Contracts”), except to the extent that any Assumed Contract requires the consent of the other party thereto to be transferred to BUYER, in which case BUYER shall not be required to assume such Assumed Contract unless the parties can obtain such consent to an assignment within a reasonable period of time after the Effective Date, and the SELLER’s obligations under such Assumed Contract shall be included in the Retained Liabilities.
(b) Retained Liabilities. Other than the Assumed Liabilities specifically identified in Section 2(b)(a), BUYER will not assume any obligations or liabilities of SELLER (“Retained Liabilities”), including the following:
i Contractual Obligations and Liabilities Prior to Effective Time. Unless specifically agreed otherwise herein, all obligations and liabilities of SELLER, whether under any Assumed Contracts, or other contracts, agreements, liabilities, or otherwise, that were required to be performed prior to the Effective Time or that are attributable to events or conditions occurring prior to the Effective Time.
ii Taxes. Obligations of SELLER with respect to Taxes except as expressly provided in Section 9.
iii Employer Liabilities. Except as provided in Section 11, any obligation or liability of SELLER as an employer, including any obligations or liabilities incurred in connection with the separation of employees.
iv Obligations for Violation of Law. Obligations resulting from a violation by SELLER of applicable laws, whether state or federal.
v Contingent Liabilities. Contingent liabilities, whether known or unknown that accrued prior to the Effective Time.
4. Purchase Price.
(a) Consideration; Payments. In consideration for the Acquired Assets, BUYER will pay to SELLER a total purchase price in the aggregate amount of One Million Five Hundred Twenty Thousand Dollars ($1,520,000) (the “Purchase Price”), payable as follows: (i) Seven Hundred Twenty Thousand ($720,000) will be payable in installments directly to the Landlord for arrearages of Seller under the Lease in the manner set forth in the Assignment of and Second Amendment; (ii) One Hundred Thousand Dollars ($100,000) will be paid in cash at the Effective Time by wire transfer to an account designated by SELLER, and (iii) the balance shall be payable in seven (7) consecutive installments of One Hundred Thousand Dollars ($100,000) each in accordance with the following payment schedule, time being of the essence (the “Payment Obligation”):

Date of Payment	Amount of Payment
Effective Time	$100,000
January 1, 2012	$100,000
April 1, 2012	$100,000
October 1, 2012	$100,000
January 1, 2013	$100,000
April 1, 2013	$100,000
July 1, 2013	$100,000
October 1, 2013	$100,000
(b) Security. To secure the Payment Obligation, BUYER hereby grants SELLER a purchase money UCC-1 security interest pursuant to the Uniform Commercial Code in effect for Florida (the “UCC”), including Florida Statutes Chapter 679, in certain of the Acquired Assets specifically set forth on Exhibit B. At the Effective Time, if requested by SELLER, BUYER shall execute a standard Florida form UCC-1 in favor of SELLER for recording in the public records.
(c) Accelerated Payments. The parties acknowledge and agree that if in any six month period, commencing on the Effective Time and measured in 6 month increments thereafter until the Payment Obligation is paid in full, total paid attendance of the Orlando Exhibit exceeds 50,000 tickets sold, BUYER will make an accelerated payment of $50,000 on the Payment Obligation within 30 calendar days of the end of such applicable six month period and such accelerated payment shall be deducted from the last installment then remaining due under the Payment obligation in reverse order. BUYER shall send SELLER periodic summary reports of attendance and tickets sold no less frequently than bi-annually (at the end of each such applicable six month period under this Section). For purposes of clarification, total payments comprising the Purchase Price, including any accelerated payments pursuant to this Section 4, shall not exceed $800,000.
(d) Payments Due. All installments under the Payment Obligation shall become immediately due and payable upon any of the following events: (i) an acquisition by any Person or group of Persons of the voting capital stock, membership interests or similar equity interests of BUYER, in a transaction or series of transactions, if immediately thereafter such acquiring Person or group has, or would have, beneficial ownership of more than 50% of the combined voting power of BUYER’s then outstanding voting capital stock, membership interests or other equity interests, including any such acquisition by way of stock purchase, merger, consolidation or reorganization; (ii) a change in the majority of the Board of Directors of Premier Exhibitions, Inc., provided that the new directors who are nominated for election by a majority of the Board of Directors of Premier Exhibitions, Inc. serving as of the Effective Date of this Agreement shall not be considered in the number of directors that have “changed” since the Effective Date of this Agreement; (iii) the filing by BUYER of a voluntary petition in bankruptcy or for arrangement, reorganization or other relief under any chapter of the Federal Bankruptcy Act or any similar law, state or federal, now or hereafter in effect; (iv) if all or a substantial part of BUYER’S assets are attached, seized, subjected to a writ or distress warrant, or are levied upon, unless such attachment, seizure, writ, warrant or levy is vacated within sixty (60) days; (v) if BUYER shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due or shall consent to the appointment of a receiver or trustee or liquidator of all or the major part of its property; or (vi) if any order is entered appointing a receiver, trustee or liquidator of BUYER or all or a major part of BUYER’S assets or properties is not vacated within thirty (30) days following the entry thereof.
5. Representations and Warranties by SELLER. SELLER represents and warrants to BUYER as follows:
(a) Organization; Power. SELLER is a corporation duly organized under the laws of the State of Florida and has all requisite power and authority to own or lease its assets and to conduct its business as it is presently conducted. The Articles of Incorporation and Bylaws are the current organizational documents of SELLER and remain in full force and effect at the date of this Agreement. SELLER is not required to qualify to do business as a foreign entity in any jurisdiction outside the State of Florida, except in those jurisdictions where SELLER’s failure to so qualify would not have a material adverse effect on SELLER’s business. SELLER is in good standing in the State of Florida. The directors and officers of SELLER are listed on Schedule 5(a). The SHAREHOLDER owns, and at the Effective Time will own, all of the outstanding capital stock of SELLER.
(b) Authorization. This Agreement has been duly executed and delivered by SELLER and SHAREHOLDER and all proceedings necessary to authorize the execution, delivery, and performance of this Agreement by SELLER have been duly taken. This Agreement is the legal, valid, and binding obligation of SELLER and SHAREHOLDER enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, or other laws relating to or affecting creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceedings may be brought.
(c) No Conflicts. Neither the execution and delivery of this Agreement, nor the performance by SELLER or SHAREHOLDER of any of their obligations under this Agreement, will (i) violate, conflict with, or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or accelerate the performance of any obligations under, any material agreement or material commitment to which SELLER or SHAREHOLDER is a party, or by which any of them may be bound, the breach of which would have a material adverse effect on the BUYER’s operation of the Orlando Exhibit or SELLER’s ability to fulfill the terms of this Agreement (ii) violate any judgment, decree, or order, or any law, rule, or regulation, of any court or other governmental or regulatory authority applicable to SELLER or SHAREHOLDER, (iii) result in the imposition of any Encumbrance upon any of the Acquired Assets, or (iv) violate or conflict with any provision of the Articles of Incorporation or Bylaws of SELLER. To SELLER’s Knowledge, no notice to, filing with, or consent or approval of, any governmental or regulatory authority or other person is necessary for the execution, delivery, or performance of this Agreement by SELLER and SHAREHOLDER.
(d) Financial Statements; No Undisclosed Liabilities. SELLER has not incurred any liabilities or loss contingencies with respect to the Orlando Exhibit since June 30, 2011, other than current liabilities, not unusual in nature or amount, incurred by SELLER with respect to the Orlando Exhibit in the ordinary course of business.
(e) Certain Actions; No Material Adverse Change. Except as set forth on Schedule 5(e) or otherwise authorized by this Agreement, since June 30, 2011, SELLER has:
i Operated the Orlando Exhibit in the ordinary course of business, as previously conducted, paid its payables in accordance with their terms and the prior practices of SELLER, and not incurred any indebtedness or other liabilities, or entered into any contracts, except in the ordinary course.
ii Used all reasonable efforts to maintain its relationships with employees, clients, vendors, and others with whom it has business relationships in connection with the Orlando Exhibit.
iii Not sold, pledged, mortgaged, or otherwise encumbered any assets that are used in the Orlando Exhibit, other than the disposition of current assets in the ordinary course of business.
iv Paid trade creditors in accordance with its normal credit terms and collected from account debtors in accordance with its normal collection practices.
v Not paid any bonuses or increased the compensation or benefits (including any severance or “change in control” benefits) of any manager, officer, or employee who provides services to the Orlando Exhibit.
vi Not entered into or amended any employment, consulting, non-competition, non-solicitation, “change in control”, or severance agreements or arrangements (whether written or oral) with respect to the Orlando Exhibit.
vii Not amended any compensation plan or established any new employee benefit plan or arrangement with respect to employees providing services to the Orlando Exhibit.

viii Not forgiven or canceled any indebtedness or claims with respect to the Orlando Exhibit, or waived any rights. Not entered into any type of business not conducted by SELLER prior to the date of this Agreement, created or organized any subsidiary or entered into or participated in any joint venture or partnership with respect to the Orlando Exhibit.
ix Not entered into or amended any agreement with respect to the Orlando Exhibit between SELLER, on the one hand, and SHAREHOLDER or any person related to or affiliated with him, on the other.
x To Seller’s Knowledge, there has not been any material adverse change in the financial condition or results of operations of the Exhibit.
(f) Acquired Assets; Title. SELLER has good and marketable title to all of the Acquired Assets free and clear of any charge, equity, security interest, lien, pledge, mortgage, restriction, option, or claim (“Encumbrance”) other than the lien of SELLER created in Section 4 of this Agreement, any consensual lien granted to the Landlord at the Effective Time by BUYER, liens for Taxes not yet due and the Permitted Encumbrances set forth on Schedule 5(f). The Acquired Assets, together with assets held under valid and subsisting agreement, licenses or leases (except those specifically excluded as Retained Assets), comprise substantially all of the assets owned by SELLER and used in the operation of the Orlando Exhibit as it is presently and ordinarily conducted.
(g) Real Property. SELLER does not own any real property. Except as set forth on Schedule 5(g), SELLER is not a party to any leases of real property related to the Orlando Exhibit other than the Lease.
(h) No Litigation or Claims; No Governmental Investigation. Except as set forth on Schedule 5(h), no actions, suits, claims, or proceedings are pending or, to the Knowledge of SELLER, threatened against SELLER or SHAREHOLDER in connection with the Orlando Exhibit. To the Best Knowledge of SELLER, no events have occurred or conditions exist that could result in any such action, suit, claim, or proceeding. To the Knowledge of SELLER, SELLER is not the subject of any investigation or inquiry by any governmental or regulatory authority.
(i) Environmental Matters. To the Knowledge of SELLER, SELLER complies in all material respects with all laws relating to the release or discharge of substances into the environment, the use, treatment, handling, storage, or disposal of hazardous substances, and the clean-up of contaminated sites with respect to the Orlando Exhibit. To the Knowledge of SELLER, SELLER now has, and at the Effective Time will have, no liability, fixed or contingent, resulting from the failure to comply with any such laws or from any such release, discharge, use, treatment, handling, storage, or disposal, including any liabilities for environmental remediation or for personal injuries arising therefrom to customers, employees, or others with respect to the Orlando Exhibit.

(j) Compliance with Laws. To the Knowledge of SELLER, SELLER complies in all material respects with all applicable laws, whether state or federal, including ERISA with respect to the Orlando Exhibit. To the Knowledge of SELLER, SELLER now has, and at the Effective Time will have, no liability, fixed or contingent, for a violation of any laws applicable to the Orlando Exhibit. To the Knowledge of SELLER, SELLER has all permits, licenses, certificates of authority, and approvals, and has made all filings and registrations with governmental or regulatory authorities, required in connection with the operation of the Orlando Exhibit.
(k) Intellectual Property.
i “Intellectual Property” means: (A) all trademarks and service marks, whether registered or unregistered, that are currently used in the conduct of the Orlando Exhibit (the “Marks”); (B) all patents and patent applications that are currently used in the conduct of the Orlando Exhibit (the “Patents”); (C) all copyrights, in both published works and unpublished works, that are currently used in the conduct of the Orlando Exhibit, including any related registrations and applications; and (D) all know-how, trade secrets, ideas, concepts, project ideas, confidential information, customer lists, software, technical information, data and databases, business plans, strategies, treatments, processes, plans, drawings, art work, graphics, and designs that are currently used in the conduct of the Orlando Exhibit that are proprietary and not in the public domain.
ii SELLER owns no Intellectual Property as it relates to the Orlando Exhibit other than common law rights, if any, to the Mark “Titanic — the Experience” that may exist under law, by virtue of SELLER’s use of that name over time, and common law copyright rights, if any, to any unpublished marketing works used in connection with the Orlando Exhibit. All of the Intellectual Property owned by SELLER or SHAREHOLDER and used by the Orlando Exhibit is included in the Acquired Assets.
iii Neither SHAREHOLDER, nor any person related to or affiliated with him, owns any Intellectual Property that is used or has been used in the operation of the Orlando Exhibit.
iv To SELLER’s Best Knowledge, SELLER is the owner of all right, title, and interest in, or is the licensee of, or otherwise has the right to use, the Intellectual Property, without payment to a third party, free and clear of all Encumbrances, other than fees SELLER pays in connection with Information Systems and Databases (as defined below).
v Neither SELLER nor SHAREHOLDER has received any demand, claim, or notice from any person that challenges the validity of, or SELLER’s right to use, any of the Intellectual Property.

(l) Taxes. Except as set forth on Schedule 5(l): (i) SELLER has duly and timely filed all Tax Returns and other filings in respect to Taxes required to be filed by it on or before the date of this Agreement, and has timely paid all Taxes that were due on or before the date of this Agreement; (ii) all such Tax Returns were materially accurate and complete; (iii) there are (A) no audits, suits, investigations, actions, or proceedings currently pending, or to SELLER’s Knowledge threatened, against SELLER by any Taxing Authority for the assessment or collection of Taxes (B) no claims for the assessment or collection of Taxes have been asserted against SELLER, and (C) no matters under discussion by SELLER with any Taxing Authority regarding claims for the assessment or collection of Taxes; (iv) any Taxes that have been claimed or imposed as a result of any examinations of any Tax Return of SELLER by any Taxing Authority have either been paid in full or are being contested in good faith; and (v) the Internal Revenue Service has not formally audited the federal income Tax Returns for SELLER for any year preceding the date of this Agreement. Except as set forth on Schedule 5(l), there are no agreements or applications by SELLER for an extension of time for the assessment or payment of any Taxes, nor any waiver of the statute of limitations in respect of Taxes. There are no Tax liens on any of the assets of SELLER, except for liens for Taxes not yet due. There are no requests for rulings or determinations in respect of any Tax pending between SELLER and any Taxing Authority. No written claim has been received by SELLER from any Taxing Authority in a jurisdiction in which SELLER does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. Except as set forth on Schedule 5(l),SELLER has withheld and paid to the appropriate Taxing Authorities all Taxes required to have been withheld and paid over in connection with amounts paid or owing to any employee, creditor, independent contractor, or other person. To the Knowledge of SELLER, SELLER has no liability for Taxes, fixed or contingent, for which BUYER might be liable, after the Effective Time, as a successor in interest or otherwise.
(m) Employee Benefits. To SELLER’s Knowledge, there is no liability, fixed or contingent, for employee benefits for which BUYER could be held liable as a successor to the Orlando Exhibit or that could result in a lien on any of the Acquired Assets.
(n) Information Systems and Databases. Schedule 5(n) identifies all significant computer software and databases owned, licensed, leased, internally developed, or otherwise used in connection with the Orlando Exhibit (“Information Systems and Databases”). SELLER owns, or has the right to use pursuant to valid and subsisting licenses or leases. The Information Systems and Databases as presently and ordinarily conducted are currently operational, and all system information will be provided to the BUYER.
(o) No Finder’s Fee or Brokerage Commission. Neither SELLER nor SHAREHOLDER has any obligation to pay a finder’s fee or brokerage commission in connection with the transactions contemplated by this Agreement.
EXCEPT FOR THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS SECTION 5, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES REGARDING THE ACQUIRED ASSETS, AND THE SALE OF THE ASSETS TO BUYER HEREUNDER SHALL BE ON AN “AS IS, WHERE IS” BASIS. SELLER SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR SATISFACTORY QUALITY AND ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. BUYER ACKNOWLEDGES AND AGREES THAT IT HAS FULLY INSPECTED THE ACQUIRED ASSETS AND IS NOT RELYING ON THE JUDGMENT OR REPRESENTATIONS OF SELLER IN CONSUMMATING THE PURCHASE OF THE ACQUIRED ASSETS.

6. Representations and Warranties by BUYER. BUYER represents and warrants to SELLER and the SHAREHOLDER as follows:
(a) Organization; Standing; Corporate Power. BUYER is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. Any Affiliate of BUYER to which this Agreement is assigned at or prior to the Effective Time, shall be an entity duly organized, validly existing, and in good standing under the laws of the state of its incorporation or organization.
(b) Authorization. This Agreement has been duly executed and delivered by BUYER and all proceedings necessary to authorize the execution, delivery, and performance of this Agreement by BUYER have been duly taken. This Agreement is the legal, valid, and binding obligation of BUYER enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, or other laws relating to or affecting creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceedings may be brought.
(c) No Conflicts; Consents. Neither the execution and delivery of this Agreement, nor the performance by BUYER of its obligations under this Agreement, will (i) violate, conflict with, or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or accelerate the performance of any obligations under, any agreement or commitment to which BUYER is a party or by which it may be bound, (ii) violate any judgment, decree, or order, or any law, rule, or regulation, of any court or other governmental or regulatory authority applicable to BUYER, or (iii) violate or conflict with any provision of the articles of formation of BUYER. No notice to, filing with, or consent or approval of, any governmental or regulatory authority or other person is necessary for the execution, delivery, or performance of this Agreement by BUYER.
(d) No Finder’s Fee or Brokerage Commission. BUYER has no obligation to pay a finder’s fee or brokerage commission in connection with the transactions contemplated by this Agreement.
7. Covenants by SELLER. SELLER will furnish BUYER with any additional information about SELLER and the Orlando Exhibit that is reasonably requested by BUYER up to the Effective Time.

8. Mutual Covenants.
(a) Reasonable Efforts. From and after the Effective Date, BUYER and SELLER will cooperate with each other and use all reasonable efforts to carry out the execution, delivery, or performance of this Agreement, including giving all notices to, making all filings with, and obtaining all consents from, governmental or regulatory authorities and other persons that are necessary for the complete consummation of the transactions contemplated herein.
(b) Press Releases. SELLER will consult with BUYER as to the form, content, and timing of any press release or other public disclosure of the transactions contemplated by this Agreement, and no such press release or other public disclosure will be made without the mutual consent of BUYER & SELLER, which consent will not be unreasonably withheld or delayed. Notwithstanding the above, BUYER may issue a press release and file this Agreement with the Securities and Exchange Commission on a Form 8-K, provided that BUYER will provide SELLER with a draft of the press release and Form 8-K in advance of its filing.
(c) Utilities. At the Effective Time, SELLER shall terminate and cancel all utilities used by the Orlando Exhibit at the Lease premises that are separately metered and billed in the name of SELLER, and BUYER shall open new accounts for such utilities for all periods on and after the Effective Time. If there is any gap period during which SELLER is billed for utilities on or after the Effective Time, BUYER will pay SELLER the amount of any such bill, pro-rated as necessary, within five (5) business days after receipt of a written request.
(d) Employees. At the Effective Time, SELLER shall terminate all employees working at the Orlando Exhibit, and BUYER, may, but shall not be required to, offer employment to any employees of SELLER it so desires to hire on and after the Effective Time.
(e) Retained Assets. If BUYER, at any time on or after the Effective Date, comes into possession of any sum or money or asset that belong to SELLER as a Retained Asset (e.g. refund checks, payments on accounts receivable, etc.), it shall promptly notify SELLER of the same and deliver such Retained Asset to SELLER
(f) Acquired Assets. From and after the Effective Date until the Payment Obligation is fully satisfied, other than a security interest in favor of the Landlord and SELLER’S purchase money security interest, BUYER shall not voluntarily or involuntarily grant any lien or encumbrance on the Acquired Assets or transfer, convey, mortgage, hypothecate, assign, or otherwise dispose of any of the Acquired Assets or any interest therein. Upon a default in the Payment Obligation, in addition to other rights and remedies provided for herein or otherwise available to it, BUYER shall have all the rights and remedies of a secured party on default under the UCC.

9. Tax Covenants.
(a) Tax Purchase Price Allocation. The Purchase Price as of the Effective Time will be allocated for federal income tax purposes among the classes of assets purchased in the manner set forth on Exhibit C (the “Tax Allocation”).
i Within 30 days following the Effective Time, BUYER will deliver to SELLER an IRS Form 8594 prepared in a manner consistent with the Tax Allocation.
ii If SELLER does not agree with the allocation set forth in the IRS Form 8594 delivered by BUYER, the parties will submit the matter to an independent Certified Public Accountant acceptable to both parties, whose determination shall be fully binding on all parties. The cost of the independent Certified Public Accountant will be paid by SELLER.
The parties agree that the Tax Allocation has been determined pursuant to arm’s length bargaining between the parties in accordance with Section 1060 of the Code. The parties will report (including with respect to the filing of Form 8594 with the Internal Revenue Service) the sale and purchase for all Tax purposes in a manner consistent with the Tax Allocation and will not, in connection with the filing of any return, make any allocation of the Purchase Price that is contrary thereto. The parties will consult with one another with respect to any Tax audit, controversy, or litigation relating to the Tax Allocation and the IRS Form 8594. The parties acknowledge and agree that the transactions contemplated in this Agreement shall be treated as an “installment sale” for Seller’s reporting purposes under the Code.
(b) Personal Property Taxes. SELLER will pay all ad valorem, property, personal property, and similar Taxes with respect to the Acquired Assets that first become due and payable prior to the Effective Time BUYER will pay and will be responsible for all ad valorem, property, personal property, and similar Taxes with respect to the Acquired Assets that first become due and payable on or after the Effective Time, except that SELLER will reimburse BUYER for a pro-rata portion of such Taxes that is attributable to any period beginning before the Effective Time and ending at the Effective Time. SELLER will pay BUYER the amount of any such portion within five (5) business days after receipt of a written request therefore accompanied by a copy of the invoice from or return to the Taxing Authority imposing such on the Acquired Assets.
(c) Transfer Taxes. BUYER will pay all sales, use, value added, transfer, recordation, realty transfer, and conveyance Taxes and other similar Taxes and fees applicable to the transactions contemplated by this Agreement.
10. Closing; Effective Time, Deliveries.

(a) Effective Time. The closing of the sale and purchase of Acquired Assets pursuant to this Agreement shall occur upon contemporaneously upon execution of this Agreement (the “Effective Time”).
(b) Deliveries by SELLER. At the closing, SELLER will deliver to BUYER the following:
i Bill of Sale for the Acquired Assets in a form reasonably acceptable to BUYER.
ii The Assignment of and Second Amendment to the Lease between Landlord, BUYER and SELLER, pursuant to which SHAREHOLDER and G. Amy Harris shall be fully and forever released under that certain guaranty of the Lease Agreement.
(c) Deliveries by BUYER. At the closing, in addition to paying the amounts due in cash at the Effective Time, BUYER will deliver to SELLER the following:
i Bill of Sale for the Acquired Assets in a form reasonably acceptable to BUYER.
ii The Assignment of and Second Amendment to the Lease between Landlord, BUYER and SELLER, pursuant to which SELLER, SHAREHOLDER and Amy G. Harris shall be fully and forever released under that certain guaranty of the Lease.
iii A Florida UCC-1 financing statement evidencing SELLER’S purchase money security interest in the Acquired Assets.
(d) Further Assurances. The parties will execute and deliver all other documents, and take all further actions, necessary to complete the sale and purchase of Acquired Assets and to carry out the other transactions contemplated by this Agreement.
(e) Release of SHAREHOLDER. The parties acknowledge and agree that this Agreement is contingent upon, and it shall be a condition subsequent to the effectiveness of this Agreement that the Landlord shall have fully and forever released SELLER, SHAREHOLDER and Amy G. Harris from all guarantor liability under the Lease.
11. Covenant Not to Compete; No Solicitation of Employees
(a) Covenant Not to Compete. For a period of three (3) years after the Effective Time, none of SELLER or SHAREHOLDER shall directly or indirectly as an owner, partner, principal, director, officer, employee, consultant, or agent of any person other than BUYER or an Affiliate of BUYER or otherwise, compete with BUYER in any exhibition business related to the Titanic in the state of Florida. This restrictive covenant excludes any personal appearances, book signings or talks by SELLER or SHAREHOLDER, provided SELLER or SHAREHOLDER will make best efforts to notify BUYER in advance and use best efforts to promote BUYER’s Exhibition in connection with the foregoing activities.
(b) Non-Solicitation. SELLER agrees that, for a period of three years from the date of this Agreement, it will not, directly or indirectly, solicit for employment or hire any employee involved in the operation of the Orlando Exhibit (excluding Dave Walker, Gail Allen) or any employee of BUYER; provided, however, that the foregoing provision will not prevent SELLER from employing any such person who contacts SELLER on his or her own initiative without any direct or indirect solicitation by or encouragement. For purposes of this section, the publication of advertisements or other announcements in media of general circulation and not directed to a specific person shall not be deemed to be a solicitation. Likewise, any other general solicitation, including through a search firm, and not specifically targeted at employees of the other party shall not constitute direct or indirect solicitation or persuasion in breach of the covenant contained in this section.
(c) Remedies. If either SELLER or SHAREHOLDER violates any of their obligations under this Section 11, BUYER may proceed against them in law or in equity for such damages or other relief as a court may deem appropriate. SELLER and SHAREHOLDER acknowledge that a violation of this Section 11 may cause BUYER to suffer irreparable harm that may not be adequately compensated for by money damages. SELLER and SHAREHOLDER therefore agree that, in the event of any actual or threatened violation of this Section 11 by any of them, BUYER will be entitled, in addition to any other remedies available to it, to a temporary restraining order and to preliminary and final injunctive relief against SELLER or SHAREHOLDER, as applicable, to prevent any violations of this Section 11, without the necessity of posting a bond. SELLER and SHAREHOLDER agree that the time period for the restrictions set forth in this Section 11 shall be tolled during any period of time that SELLER or SHAREHOLDER, as applicable, are in breach of these restrictions.
12. Survival of Representations and Warranties. The representations and warranties made by BUYER and SELLER this Agreement will survive the Effective Time for purposes of bringing claims for indemnification pursuant to Section 13 below for a period of two years (the “Survival Period”). With respect to any matter that is fraudulently or deliberately concealed by one party from another there will be no limitation as to time (except for applicable statutes of limitations). In the event written notice of any claim for indemnification shall have been given within the applicable Survival Period, the representations, warranties and covenants that are the subject of such indemnification claim shall survive until such time as such claim is finally resolved notwithstanding the time limitations set forth herein.

13. Indemnification.
(a) SELLER shall indemnify, defend and hold harmless BUYER and its officers, directors, employees, agents and “affiliates” (as such term is defined in the manner specified in Rule 405 of the Securities Act of 1933) from and against any claim, liability, obligation, loss, damage, assessment, or judgment (including, without limitation, reasonable attorney’s and costs) of any kind or character (“Losses”) arising out of or in any manner incident, relating or attributable to (i) any breach of a representation or breach of any warranty of SELLER contained in this Agreement or in any Schedule, certificate, instrument or other document or agreement executed and delivered by SELLER in accordance with this Agreement, but subject to the Survival Period set forth in Section 15 above; and (ii) any failure by SELLER or SHAREHOLDER to perform or observe any covenant, agreement or condition to be performed or observed by it under this Agreement or under any Schedule, certificate, instrument or other document or agreement executed by it in accordance with this Agreement. In addition to the foregoing, SHAREHOLDER, jointly and severally with SELLER, shall indemnify BUYER for any breach of the representations and warranties set forth in Section 5(f) of this Agreement.
(b) BUYER agrees to indemnify, defend and hold harmless SELLER, SHAREHOLDER and SELLER’s officers, directors, employees, agents and Affiliates from and against any Losses arising out of or in any manner incident, relating or attributable to (i) any breach of a representation or warranty of BUYER contained in this Agreement, in any Schedule, certificate, instrument or other document or agreement executed or delivered by BUYER in accordance with this Agreement, but subject to the Survival Period set forth in Section 12 above; or (ii) any failure by BUYER to perform or observe any covenant, agreement or condition to be performed or observed by it under this Agreement or under any Schedule, certificate, instrument or other document or agreement executed by it in accordance with this Agreement.
(c) If BUYER believes that a matter has occurred that entitles it to indemnification under Section 13(a) (other than matters covered by subsection (d) below) or SELLER believes that a matter has occurred that entitles it to indemnification under Section 16(b) (other than matters covered by subsection (d) below), BUYER or SELLER, as the case may be (the “Indemnified Party”), shall give prompt written notice to the party or parties against whom indemnification is sought (each of whom is referred to herein as an “Indemnifying Party”) describing such matter in reasonable detail, and in the case of indemnification for breach of a representation or warranty in this Agreement, such notice must be delivered to the Indemnifying Party prior to the expiration of the Survival Period. The Indemnified Party shall be entitled to give such notice prior to the establishment of the amount of its Losses and to supplement its claim from time to time thereafter by further notices as they are established. The Indemnifying Party shall send a written response to such claim for indemnification within ten (10) days after receipt of the claim stating its acceptance or objection to the indemnification claim, and explaining its position with respect thereto in reasonable detail. If the Indemnifying Party gives a timely objection notice, then the parties will negotiate in good faith to attempt to resolve the dispute. Upon the expiration of an additional ten (10) day period from the date of the objection notice or such longer period as to which the Indemnified and Indemnifying Parties may agree, any such dispute shall be resolved by a court of competent jurisdiction as provided for in Section 14(d).

(d) If a third person asserts a claim against an Indemnified Party in connection with a matter giving rise to indemnification rights hereunder, the Indemnified Party shall promptly (but in no event later than ten (10) days prior to the time at which an answer or other responsive pleading or notice with respect to the claim is required) notify the Indemnifying Party of such claim. The Indemnifying Party shall have the right, at its election, to pursue the defense or settlement of such claim by giving prompt notice to the Indemnified Party that it will do so, such election to be made and notice given in any event at least five (5) days prior to the time at which an answer or other responsive pleading or notice with respect thereto is required. If the Indemnifying Party makes such election, the Indemnifying Party may conduct the defense of such claim through counsel of its choosing, will be responsible for the expenses of such defense, may take all steps to defeat, settle or compromise such claim and shall be bound by the results of its defense or settlement of the claim to the extent it produces damage or loss to the Indemnified Party. Although an Indemnifying Party may assume the defense of a claim with its own counsel, the Indemnified Party may at its own cost engage counsel of its own choosing to participate in that defense; provided, however, the Indemnifying Party must pay the cost of separate counsel for the Indemnified Party if counsel for the Indemnifying Party concludes that it has a conflict of interest in also representing the Indemnified Party. The Indemnifying Party shall not settle such claims without prior written notice to and consultation with the Indemnified Party, and no such settlement by the Indemnifying Party involving any injunction or material and adverse effect on the Indemnified Party may be agreed to without the Indemnified Party’s consent. As long as the Indemnifying Party is diligently contesting or seeking to settle any such claim in good faith, the Indemnified Party shall not pay or settle any such claim. If the Indemnifying Party does not make such election, or having made such election does not proceed diligently to defend or settle such claim prior to the time at which an answer or other responsive pleading or notice with respect thereto is required, or does not continue diligently to contest or seek to settle such claim, then the Indemnified Party may conduct the defense and proceed with such claim in its exclusive discretion, and the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make in good faith with respect to such claim. The parties agree to cooperate in defending such third party claims, and the defending party shall have reasonable access to records, information and personnel in control of the other party which are pertinent to the defense thereof.
14. Miscellaneous
(a) Expenses. Each of the parties will pay its, his, or her own expenses incurred in connection with the negotiation, execution, and performance of this Agreement and the completion of the transactions contemplated by this Agreement, including the fees and reimbursable expenses of counsel, accountants, and other advisers.

(b) Entire Agreement. This Agreement, the Schedules, certificates and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings (oral or written) between the parties with respect to such subject matter. The parties hereto acknowledge and agree that the only representations and warranties made by the parties in connection with the transactions contemplated hereby are those expressly made in writing herein (including the exhibits and Schedules hereto and the certificates and other agreements delivered in accordance herewith). No oral representations or warranties have been made or implied by any party hereto.
(c) Waiver. Any of the terms or conditions of this Agreement may be waived in writing at any time by the party or parties that is entitled to the benefit of that term or condition.
(d) Governing Law; Dispute Resolution. The validity, interpretation, and enforceability of this Agreement will be governed by the laws of the State of Florida. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto shall be brought in the appropriate courts of the State of Florida in Hillsborough County, or the United States District Court for the Middle District of Florida and neither party shall raise any objection to such venue based on the doctrine of forum non-conveniens or any other basis. By execution and delivery of the Agreement, each of the parties to this Agreement consents to the exclusive jurisdiction of the aforesaid courts, waives any objection to venue therein and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Process in any such proceeding may be served on any party hereto anywhere. The prevailing party in any such proceeding shall be entitled to an award of its attorney’s fees, paralegal fees, costs and expenses incurred at the trial and appellate levels and in any proceedings in Bankruptcy Court.
(e) Notices. Any notice or other communication required or permitted under this Agreement will be adequately given when it is personally delivered; when it is sent by fax, with confirmation of receipt; or one day after it is sent by overnight courier paid by the sender, and addressed
To BUYER:
Premier Exhibitions, Inc.
3340 Peachtree Road, NE, Suite 900
Atlanta, GA 30326
Attn: Michael Little
To SELLER:
Worldwide Licensing & Merchandising, Inc.
16 Winston Drive
Belleair, Florida 33756
Attn: G. Michael Harris
To SHAREHOLDER:
G. Michael Harris
18 S. Pine Circle
Belleair, Florida 33756

Any party may change the address or fax number to which notices or other communications are to be given by furnishing the other parties with written notice of the change.
(f) Confidentiality. BUYER agrees that, until the closing takes place, BUYER and its officers, directors, and other representatives will hold in strict confidence, and will not use to the detriment of SELLER or SHAREHOLDER all data and information about the SELLER Business that is disclosed to them by SELLER, SHAREHOLDER, or their advisers in connection with this Agreement (except for any data or information that is publicly available or is disclosed to BUYER by a source other than SELLER, SHAREHOLDER, or their advisers). If the transactions contemplated by this Agreement are abandoned, BUYER will, upon reasonable request by SHAREHOLDER, return to SHAREHOLDER or destroy any written documents in BUYER’s possession that include such data or information, including worksheets, reports, lists, memoranda, and other documents prepared by or made available to BUYER.
(g) Assignment. None of the parties may assign this Agreement, or any rights or obligations set forth herein, without the prior written consent of the other party, including the indemnification rights herein granted, except that SELLER may assign or negotiate its rights under the Payment Obligation and its security interest in the Acquired Assets. Nothing expressed or referred to herein is intended or shall be construed to give any other person any legal or equitable right, remedy or claim hereunder.
(h) Table of Contents; Recitals; Headings. The Table of Contents, the preamble to this Agreement, and the headings used in this Agreement are for convenience of reference only and are not intended to affect the interpretation of this Agreement.
(i) Incorporation by Reference. To the extent that an item is disclosed in a particular Schedule or subsection of a particular Schedule and such item is readily apparent as being directly applicable to another Schedule or another subsection of the same Schedule, such item will be deemed incorporated by reference in such other Schedule or such other subsection of the same Schedule.
(j) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one instrument.

(k) Attorneys’ Fees. In the event of a litigation arising under this Agreement or a dispute regarding any alleged breach, default, or claim for indemnification arising out of this Agreement, the prevailing party in such litigation shall be entitled to recover its reasonable attorneys’ fees and costs associated with litigation. In addition to the foregoing, in the event BUYER prevails against SELLER or SHAREHOLDER in any litigation arising under this Agreement, BUYER shall be entitled to set-off any incurred reasonable legal fees under this Section against any additional installments then due under the Payment Obligation.
[Signatures appear on following page]

IN WITNESS WHEREOF, BUYER, SELLER, and SHAREHOLDER have executed this Agreement on the date first written above.

“BUYER”

PREMIER EXHIBITIONS, INC.

By:	/s/ Michael Little

Name: Michael Little
Title: Chief Financial Officer

“SELLER”

WORLDWIDE LICENSING & MERCHANDISING, INC.

By:	/s/ G. Michael Harris

Name: G. Michael Harris
Title: President

“SHAREHOLDER”

/s/ G. Michael Harris

G. Michael Harris

Schedule 2(a)(i)
Acquired Assets
Artifacts

Item Number	Item Description	Catalog	Location
1	Green hat	TTE	Departure
2	Oceanic postcard	TTE	MML
3	Megantic postcard	TTE	MML
4	Megantic postcard	TTE	MML
5	Balitc postcard	TTE	MML
6	Adriatic postcard	TTE	MML
7	Letter to exhbit from Millvina Dean’s family	TTE	Admiss
	with photo of her holding ticket		xxxxxx
8	Big Titanic launch photo	TTE	Shipyard
9	Last Sunset large print	TTE	Boarding
10	WSL poster reproduction	TTE	Departure
11	Red WSL poster reproduction	TTE	Departure
12	Southampton to NY travel poster	TTE	Greeter
13	Olympic war poster	TTE	Greeter
14	Norddeutscher poster	TTE	Greeter
15	WSL European to US poster	TTE	Greeter
16	US/Canada WSL poster	TTE	Greeter
17	WSL travel poster facing left	TTE	Greeter
18	WSL travel poster facing right	TTE	Greeter
19	WSL info panel	TTE	Greeter
20	Departure info panel	TTE	Departure
21	Engineering plate XXXIX reproduction	TTE	Edith
22	Engineering plate XI reproduction	TTE	Edith
23	Lithograph- Olympic at sea	TTE	Departure
24	Bow under with flares print	TTE	Officer Hall
25	Capstan - Cameron's movie	TTE	Shipyard
26	Launch ticket reproduction	TTE	Shipyard
27	Large bow photo	TTE	Shipyard
28	Pulling the anchor photo	TTE	Shipyard
29	Large engine photo	TTE	Boiler
30	Boiler photo	TTE	Shipyard
31	Screw shaft photo	TTE	Shipyard
32	Launch photo	TTE	Shipyard
33	WSL travel poster dark wood frame	TTE	Departure
34	Cunard travel poster dark wood frame	TTE	Departure
35	Thomas Andrew s photo	TTE	Shipyard
36	Thomas Andrew s birth cert. reproduction	TTE	Edith
37	Ismay big sign	TTE	Greeter
38	Pierrie big sign	TTE	Greeter
39	Morgan big sign	TTE	Greeter
40	Blueprints reproduction	TTE	Boiler

Item Number	Item Description	Catalog	Location
41	H&W shipbuilder's sign	TTE	Greeter
42	Leaving Southampton photo	TTE	Departure
43	HG Lloyd's photo of Southampton dock	TTE	Departure
44	New spaper clippings, return trip	TTE	Boarding
45	Mid-sized return trip poster	TTE	mco office
46	Big Nomadic photo	TTE	Boarding
47	Large return trip poster reproduction	TTE	Departure
48	Trunk	TTE	Departure
49	Boots - musical	TTE	Departure
50	Movie bollard	TTE	Departure
51	B-38 photo	TTE	Edith
52	B-57 photo	TTE	Edith
53	Postcard booklet reproduction	TTE	Edith
54	Foreign travel brochures (3) reproduction	TTE	Boarding
55	Bitumastic advert. Reproduction	TTE	Edith
56	Engineering cutaway reproduction	TTE	Edith
57	Advert cutaway	TTE	Edith
58	Captain's uniform w /hat	TTE	Edith
	Revealed		xxxxxx
59	Smoking room photo	TTE	1st class hall
60	Vinolia ad reproduction	TTE	Edith
61	Typing receipt reproduction	TTE	LOB
62	Thayer A La Carte receipt reproduction	TTE	LOB
63	Purser receipt reproduction	TTE	LOB
64	Turkish bath receipt reproduction	TTE	LOB
65	B-64 photo	TTE	Edith
66	Cross section of Titanic	TTE	Edith
67	Furnace, boiler, postcard reproductions	TTE	Boiler
68	Lifts, davits ad reproductions	TTE	Edith
69	Litosilo ad reproduction	TTE	Edith
70	First class cabin photo, large	TTE	Edith
71	Gym photo	TTE	Edith
72	Recreation silk sign	TTE	Edith
73	Ticket book	TTE	Departure
74	London Times return voyage ad	TTE	Boarding
75	Boston Evening Transcript return trip ad	TTE	Boarding
76	3rd class common room photo	TTE	1st class hall
77	1st class dining photo	TTE	1st class hall
78	2nd class dining photo	TTE	1st class hall
79	Turkish bath photo	TTE	Edith
80	Pool photo	TTE	Edith

Item Number	Item Description	Catalog	Location
81	Third class cabin photo	TTE	Edith
82	Second class ad booklet reproduction	TTE	Edith
83	Second class cabin photo	TTE	mco office
84	People wall (18 photos)	TTE	Edith
85	Passenger list with Cpt. Smith as Commander	TTE	LOB
86	Scotland Road silk sign	TTE	3rd class hall
87	Verandah Café photo	TTE	Verandah
88	Movie- Third class tickets (2)	TTE	3rd class hall
89	Foundering of Titanic sign	TTE	Aftermath
90	Sinking with flare picture	TTE	MML
91	Collision picture	TTE	MML
92	E deck sign movie	TTE	1st class hall
93	D deck sign movie	TTE	3rd class hall
94	Flat Calm sign with typo	TTE	Aftermath
95	Eva Hart photo	TTE	mco office
96	Movie crate silk sign	TTE	Cargo
97	Bride at work photo	TTE	Aftermath
98	Watertight door photo	TTE	Boiler
99	Color berg photo	TTE	Aftermath
100	Black and white photo reproduction	TTE	Aftermath
101	Black and white photo reproduction	TTE	Aftermath
102	Watertight door panel - movie	TTE	Bridge
103	Calling for help silk sign	TTE	Aftermath
104	Lifeboats picture	TTE	MML
105	Breaking picture	TTE	MML
106	Bow under picture	TTE	MML
107	Reconstruction picture	TTE	MML
108	NY Times 16 April 1912	TTE	Aftermath
109	Statue of Liberty image	TTE	Aftermath
110	Some other hand sign	TTE	Aftermath
111	New sboy photo	TTE	Aftermath
112	Central Canada Citizen	TTE	Aftermath
113	Big Southampton Engineer's memorial photo	TTE	Aftermath
114	Ft. Wayne New s 15 April 1912	TTE	Aftermath
115	Chicago Daily Tribue 17 April 1912	TTE	Aftermath
116	Conservation Miracle sign	TTE	Dive
117	Rusticle photo	TTE	Dive
118	Conserving photo	TTE	Dive
119	Artifact recovery sign	TTE	Dive
120	Nadir photo	TTE	Dive

Item Number	Item Description	Catalog	Location
121	Nautile photo	TTE	Dive
122	Dishes photo	TTE	Dive
123	Bow photo	TTE	Dive
124	Map	TTE	Dive
125	Dive 2000 large photo	TTE	Dive
126	Dive 2000 large photo	TTE	Dive
127	Dive 2000 large photo	TTE	Dive
128	Dive 2000 large photo	TTE	Dive
129	Dive 2000 large photo	TTE	Dive
130	Dive 2000 large photo	TTE	Dive
131	Bow model	TTE	Dive
132	Press kit photos (6)	TTE	MML
133	Press kit photos (6)	TTE	MML
134	Anatoly photo and bio	TTE	Dive
135	Presentation of plaque photo	TTE	Dive
136	Mike and Sebastian with Diane Sawyer	TTE	Dive
137	Titanica production photo-anatoly	TTE	Dive
138	Leo's costume reproduction	TTE	MML
139	2 large photos - movie (flying, moment)	TTE	MML
140	Jesus, Civil War, Titanic sign	TTE	mco office
	Club 24 June 1980		xxxxxx
142	Postal cover Woody stamp reproduction	TTE	LOB
143	Ralph White 9x14 photos (17)	TTE	Dive
144	Ralph White large photo	TTE	Dive
145	Ralph White title page photo	TTE	Dive
146	Winnie Trout photos oval (2)	TTE	mco office
147	1997 expedition raising hull packet (ink drawing,	TTE	mco office
	photo w /hull section marked, patch and co-		xxxxxx
	ordinates, 2 letters		xxxxxx
148	Lifeboat 14 tow ing photo	TTE	mco office
149	Minia photo	TTE	Aftermath
150	Stevensgraph Titanic reproduction	TTE	LOB
151	Marconi olympic vs carpathia	TTE	Aftermath
152	Marconi olympic vs carpathia	TTE	Aftermath
153	Marconi olympic vs carpathia	TTE	Aftermath
154	Marconi olympic vs carpathia	TTE	Aftermath
155	3 recovery photos from Halifax	TTE	Storage
156	Molly photo	TTE	Aftermath
157	Copy of first class menu Titanic 14 April 1912	TTE	MML
158	canopic menu	TTE	Verandah
159	blue/white 2nd class saucer	TTE	Verandah
160	11/2/11 majestic menu	TTE	Verandah

Item Number	Item Description	Catalog	Location
161	4/2 menu reproduction	TTE	Verandah
162	4/12 menu reproduction	TTE	Verandah
163	1/3/10 adriatic menu	TTE	Verandah
164	12/29/09 adriatic menu	TTE	Verandah
165	1st class dinner plate	TTE	Verandah
166	Olympic new el post grand staircase panel	TTE	MML
167	St Louis Republican	TTE	Verandah
168	Daily Mirror 16 april 1912	TTE	Aftermath
169	Daily Mirror 17 april 1912	TTE	Aftermath
170	silk w all murals (45) exhibition and photos	TTE	Aftermath
171	Richmond april 26, 1912 new spaper	TTE	Verandah
172	time sept 23, 1985	TTE	mco office
173	time aug 3, 1987	TTE	mco office
174	newsweek sept. 16, 1985	TTE	mco office
175	time nov. 2, 1987	TTE	mco office
176	time sept. 16, 1985	TTE	mco office
177	people wkly march 16, 1998 (2)	TTE	mco office
178	seaport winter 1986	TTE	mco office
179	memories feb/mar 1989	TTE	mco office
180	le point sept 22, 1985	TTE	mco office
181	us news aug. 11, 1986	TTE	mco office
182	newsweek sept. 23, 1985	TTE	mco office
183	discover jan. 1988	TTE	mco office
184	People wkly aug. 20, 1998	TTE	mco office
185	fl television magazine tampa oct. 25, 1987 (4)	TTE	mco office
186	time july 21, 1997	TTE	mco office
187	Life June 1997	TTE	mco office
188	Seafaring tow n silk sign	TTE	mco office
189	Murdoch quote sign	TTE	Boarding
190	crystal reproduction w sl vase	TTE	Boiler
191	crystal reproduction goblets (2)	TTE	Tea Room
192	Jack Stew ard note w /w oman and cat photo repro	TTE	Tea Room

Office Furniture & Machines
File Cabinets (10)
Desk (6)
Phone System
Refrigerator w/ice maker
Cloth Stacking Chairs (15)
Conference Table
Store Fixtures & Exhibit Cases
Cash Safe
Gift Shop Display Fixtures
Cash wrap unit
Custom Armoire (2)
Artifact Display Cases (32)
Dinner show banquet chairs (100)
Dinner show 72” tables (25)
Actors Green Room
Mini Grand Stair Dom
Wine Cooler Refrigerator
Gift shop Bags Sm- Med- Lg-X Lg
Computers
(2) POS Computers (2)
 QuickBooks POS licenses
Computer (5)
Audio / Visual Equipment
DVD Players (6)
TV Monitors (9) Plasmas
TV Monitors (3)
Audio, Video, sound scapes, product
Queline & Ismay Video
Lighting, Show Control, Production
TV Racks (3)
Machinery & Equipment
High Lift
Emergency battery backup Exit signs
Fire Extinguishers (13)

Pallet Jack

Signs
8x8 (12mm)motion Video (deposit)
Parking Lot Sign
Props & Thematic Staging
Framed poster (lobby)
Entry Wood Doors & auto Trigger
Theater Podium & Ticket light
Ships rail Theater
Faux Ismay Bookshelf & Blue Print
16’ Fiberglass Propeller
Marconi radio room
Veranda Café
Cargo hold Renault
Water tight door indicator Movie
Ship’s Wheel / Telemotors
Starry Night Curtain
Acrylic Memorial Wall & light trig.
8’ Shipwreck Model (in case)
Grand Staircase & Titanic Cherub
First Class Parlor Suite — Complete
Boiler Room
1910 Original Ticket booth-Departure
Gantry — Departure
Iceberg
Starry Night & Lazer
Wood Gate (Departure)
Giant Wall Map
Water Tight Door
Boarding Ship’s Door
Cargo Fog Machine, timer, trigger
Cargo Boxes

Gangway
First Class Doors
Shipyard Warehouse doors green
20’ Titanic Photo Muriel Shipyard
Ballard Shipyard Titanic Movie
Shipyard Iron windows
Leasehold Improvements (may insure to benefit of Landlord)

DNA Custom Flooring & Paint
Palm Harbor Electric
Sheet Metal Starry Night HVAC
Pinnacle Fire Sprinkler
William Stone (dry wall)
Bathrooms remodel & Fixtures
Carpet Brokers
Access Door & Glass
Wizards
Security System
Exterior Titanic Mural
Framing, Woodwork
Foam Ceiling
Awnings
Exterior Speakers JBL
Grand Stair Dog Hatch & Motor
Intellectual Property Rights
All of Seller’s right, title in interest in and to the name “Titanic the Experience” and the related websites of Seller.

Schedule 2(b)
Retained Assets
1. Shareholder Personal and Family Items

Jack Steward note w /woman and cat photo re	TTE	$5.00	$0.00	$5.00	Aftermath
1980 Mike Harris Sr. expedition jacket	TTE				Dive
1980 Mike Harris Sr. expedition hat	TTE				Dive
1980 expedition flag	TTE				Dive
Mike Harris Sr. photograph w /microphones	TTE				Dive
Mike Harris Sr. with Orson Wells photo	TTE				Dive
1980 Expedition side-scan sonar map	TTE	$500.00	$125.00	$625.00	Dive
2” at depth crushed” signed 2005 cups	TTE	$50.00	$0.00	$50.00	Dive
original foam 2005 cup	TTE	$20.00	$0.00	$20.00	Dive
photos of plaques on bow (2)	TTE	$10.00	$0.00	$10.00	Dive
cast cooler from 2005 dive	TTE	$125.00	$0.00	$125.00	Dive
stamped postcard (5)	TTE	$20.00	$0.00	$20.00	Dive
stamp for postcards	TTE	$50.00	$0.00	$50.00	Dive
Guiness plaque	TTE	$600.00	$0.00	$600.00	Dive
TTE plaque	TTE	$600.00	$0.00	$600.00	Dive
photo showing guiness plaque being laid	TTE	$5.00	$0.00	$5.00	Dive
Tampa articles from 1980	TTE	$100.00	$0.00	$100.00	Storage
Titanic expedition press conf. invite Explorers	TTE	$150.00	$0.00	$150.00	mco office
Club 24 June 1980			xxxxxxxx	xxxxxx	xxxxxx
Search for the Titanic poster signed by the	TTE	$500.00	$125.00	$625.00	MML
Presentation of plaque photo	TTE	$50.00	$0.00	$50.00	Dive
Mike and Sebastian with Diane Sawyer	TTE	$50.00	$0.00	$50.00	Dive
Guiness award w /certifacte copy	TTE	$500.00	$0.00	$500.00	Dive
Dive suit GMH 2000 expedition	TTE	$900.00	$0.00	$900.00	Dive
Hats (3) 2000 Expedition GMH	TTE	$300.00	$0.00	$300.00	Dive
National Geographic model from Secrets	TTE	$800.00	$0.00	$800.00	Aftermath
Revealed Plexi glass 5 ft length			xxxxxxxx	xxxxxx	xxxxxx

2.	Seller shall right to retain one (1) of the (3) licenses to use QuickBooks point of sale software used at the Orlando Exhibit.

3.	All licenses for ADP software for employee / payroll management.

4.	All items located in Seller’s Orlando storage facility 6426 Milner Blvd, Suite 101, Orlando, Florida 32809 other than gift bags.

Schedule 3(a)(ii)
Loan Artifacts

Item Number	Owner Name	Description
1	Cyrstal Vanaria	Brick	CV.1	Shipyard
2	Cyrstal Vanaria	Board	CV	Shipyard
3	Cyrstal Vanaria	Passenger list with ad for Titanic	CV	LOB
4	Cyrstal Vanaria	Set decking in shadowbox	CV	MML
5	Cyrstal Vanaria	Red dress	CV	Admiss
6	Denise Vanaria	Trunk with hangers	DV.1	Stateroom
7	Denise Vanaria	Bodice	DV.2	Stateroom
8	Denise Vanaria	Gloves	DV.3	Stateroom
9	Denise Vanaria	Gloves	DV.4	Stateroom
10	Denise Vanaria	Gloves	DV	Departure
11	Denise Vanaria	Nightgown with bloomers	DV	Departure
12	Denise Vanaria	Shoe buckles (2)	DV	LOB
13	Denise Vanaria	Collar	DV	LOB
14	Denise Vanaria	Pendant	DV	LOB
15	Denise Vanaria	Bracelet	DV	LOB
16	Denise Vanaria	Earrings	DV	LOB
17	Denise Vanaria	Child's purse	DV	LOB
18	Denise Vanaria	Gloves	DV	LOB
19	Denise Vanaria	Vintage postcard	DV	LOB
20	Denise Vanaria	Vintage postcard	DV	LOB
21	Denise Vanaria	Vintage postcard	DV	LOB
22	Denise Vanaria	Vintage postcard	DV	LOB
23	Denise Vanaria	Vintage postcard	DV	LOB
24	Denise Vanaria	Vintage postcard	DV	LOB
25	Denise Vanaria	Vintage postcard	DV	LOB
26	Denise Vanaria	Good Housekeeping April 1912	DV	LOB
27	Denise Vanaria	Bowler Hat	DV	LOB
28	Denise Vanaria	Bowler hat with case	DV	LOB
29	Denise Vanaria	Ladies World April 1912	DV	LOB
30	Denise Vanaria	April 1912 issue of Cosmopoliton	DV	LOB
31	Denise Vanaria	Boots	DV	LOB
32	Denise Vanaria	Parasol	DV	LOB
33	Denise Vanaria	Vintage cotton dress and shoes	DV	Stateroom
34	Denise Vanaria	vintage hat	DV	Stateroom
35	Jeff Deal	Framed Smoking Room Tile	TTE (JD)	LOB
36	Jeff Deal	Wsl cloissone pin	TTE (JD)	LOB
37	Jeff Deal	Mini-frame — Titanic passenger Maybelle Thorne	TTE (JD)	LOB
38	Jeff Deal	April 2, 1912 titanic menu — repro	TTE (JD)	LOB
39	Jeff Deal	titanic stationary replica	TTE (JD)	LOB
40	Jeff Deal	Titanic card table felt	TTE (JD)	LOB
41	Jeff Deal	H/W archive photo Olympic smoking room	TTE (JD)	LOB
42	Jeff Deal	THS 1982 Smoking Room render	TTE (JD)	LOB
43	Jeff Deal	Olympic stationary	TTE (JD)	LOB
44	Jeff Deal	Olympic mail tag sticker	TTE (JD)	LOB
45	Jeff Deal	WSL purchase receipt June 15, 1908	TTE (JD)	LOB
46	Jeff Deal	First class plain boullion dish, no back markings	TTE (JD)	Verandah
47	Jeff Deal	First class plain boullion dish, marked on back Bridgwood	TTE (JD)	Verandah
48	Jeff Deal	Olympic star menu holder	TTE (JD)	Verandah
49	Jeff Deal	3rd class titanic menu replica	TTE (JD)	Verandah

Item Number	Owner Name	Description
50	Jeff Deal	Olympic feb 1912 menu	TTE (JD)	Verandah
51	Jeff Deal	Framed Turkish Bath Cooling Room Collage	TTE (JD)	Edith
52	Jeff Deal	Cooling room tile piece	TTE (JD)	Edith
53	Jeff Deal	Edith Haisman biography — signed	TTE (JD)	Edith
54	Jeff Deal	Mourning pin — Mary Newell	TTE (JD)	Aftermath
55	Jeff Deal	Annie Caton watch — engraved	TTE (JD)	Aftermath
56	Jeff Deal	Brittanic 1st class wood unframed from 1st class bridge entrance	TTE (JD)	Aftermath
57	Jeff Deal	Britannic lifeboat whistle	TTE (JD)	Aftermath
58	Jeff Deal	Marie Walsh photo (Annie Caton's daughter)	TTE (JD)	Aftermath
59	Jeff Deal	Annie Caton transfer orders	TTE (JD)	Aftermath
60	Jeff Deal	Annie Caton farm photo	TTE (JD)	Aftermath
61	Jeff Deal	Annie Caton and stewardesses photo	TTE (JD)	Aftermath
62	Jeff Deal	Annie Caton and statue photo	TTE (JD)	Aftermath
63	Jeff Deal	Odell family negative	TTE (JD)	Aftermath
64	Jeff Deal	Reading Room negative	TTE (JD)	Aftermath
65	Jeff Deal	Deck Father Browne self portrait negative	TTE (JD)	Aftermath
66	Jeff Deal	Bride/Phillips Negative	TTE (JD)	Aftermath
67	Jeff Deal	Bride/Phillips Negative	TTE (JD)	Aftermath
68	Jeff Deal	Odell lounging negative	TTE (JD)	Aftermath
69	Jeff Deal	Sister negative	TTE (JD)	Aftermath
70	Jeff Deal	Mustache guy and ship negs	TTE (JD)	Aftermath
71	Jeff Deal	ANTR premeire negative	TTE (JD)	Aftermath
72	Jeff Deal	Ship negative	TTE (JD)	Aftermath
73	Jeff Deal	2 odell negatives	TTE (JD)	Aftermath
74	Jeff Deal	promanade deck negative	TTE (JD)	Aftermath
75	Jeff Deal	Crane and ship negative	TTE (JD)	Aftermath
76	Jeff Deal	3 people negative x3	TTE (JD)	Aftermath
77	Jeff Deal	Bride/Phillips negative and odell negative	TTE (JD)	Aftermath
78	Jeff Deal	Ship and Haisman negatives	TTE (JD)	Aftermath
79	Jeff Deal	Belfast 2 negatives	TTE (JD)	Aftermath
80	Jeff Deal	Bride/Phillips Negative	TTE (JD)	Aftermath
81	Jeff Deal	Wheelhouse negative	TTE (JD)	Aftermath
82	Jeff Deal	Odell family negative	TTE (JD)	Aftermath
83	Jeff Deal	Father Brown room negative	TTE (JD)	Aftermath
84	Jeff Deal	Odell lounging negative	TTE (JD)	Aftermath
85	Jeff Deal	Writing room negative	TTE (JD)	Aftermath
86	Jeff Deal	REading Room negative	TTE (JD)	Aftermath
87	Jeff Deal	Father Brown self portrait deck negative	TTE (JD)	Aftermath
88	Jeff Deal	Odell lounging negative	TTE (JD)	Aftermath
89	Jeff Deal	Framed Mooring Bollard piece	TTE (JD)	Dive
90	Jeff Deal	Underwater Big Piece retrieval photo	TTE (JD)	Dive
91	Jeff Deal	Big Piece on display photo	TTE (JD)	Dive
92	Jeff Deal	Big Piece on display with plaque photo	TTE (JD)	Dive
93	Jeff Deal	Big Piece on display (vegas?) photo	TTE (JD)	Dive
94	Jeff Deal	Big Piece on display with plaque photo	TTE (JD)	Dive
95	Jeff Deal	Underwater longshot Big Piece retrieval	TTE (JD)	Dive
96	Jeff Deal	Above water Big Piece retrieval	TTE (JD)	Dive
97	Jeff Deal	Bollard conservation photo	TTE (JD)	Dive
98	Jeff Deal	Bollard on side photo	TTE (JD)	Dive
99	Jeff Deal	Bollard on side photo	TTE (JD)	Dive
100	Jeff Deal	Bollard on side photo	TTE (JD)	Dive

Item Number	Owner Name	Description
101	Jeff Deal	Bollard on display photo	TTE (JD)	Dive
102	Jeff Deal	Framed metal pieces of Big Piece	TTE (JD)	Dive
103	Jeff Deal	Signed Movie Script	TTE (JD)	MML
104	Jeff Deal	Titanic photo signed by M. Dean w/providence photo	TTE (JD)	MML
105	Jeff Deal	Letter to Mr. Chappell by M. Dean	TTE (JD)	MML
106	Jeff Deal	Bentham landing card copy signed by M. Dean	TTE (JD)	MML
107	Jeff Deal	Titanic photo signed by M. Dean as “Daddy’s Titanic Girlfriend!”	TTE (JD)	MML
108	Jeff Deal	Iceberg photo signed by M. Dean	TTE (JD)	MML
109	Jeff Deal	Framed Movie Place Setting (knife, fork, plate)	TTE (JD)	MML
110	Jeff Deal	Framed Lifeboat Plaque	TTE (JD)	MML
111	Jeff Deal	Framed Rose's butterfly hair comb	TTE (JD)	MML
112	Jeff Deal	Framed Rose "safe" note	TTE (JD)	MML
113	Jeff Deal	Framed Movie dinner plate	TTE (JD)	MML
114	Jeff Deal	Framed forward/reverse movie luggage tags	TTE (JD)	MML
115	Jeff Deal	Framed Movie reverse boarding ticket	TTE (JD)	MML
116	Jeff Deal	Framed 2nd class passenger list	TTE (JD)	MML
117	Jeff Deal	Movie “steel” piece (wood with paint and rivets) unframed	TTE (JD)	MML
118	Jeff Deal	Blue Peterman purse — movie replica	TTE (JD)	MML
119	Jeff Deal	White Peterman purse — movie replica	TTE (JD)	MML
120	Jeff Deal	Black Peterman purse — movie replica	TTE (JD)	MML
121	Jeff Deal	Acme whistle — movie replica	TTE (JD)	MML
122	Jeff Deal	Move star menu holder	TTE (JD)	MML
123	Jeff Deal	Gloria Stuart autograph	TTE (JD)	MML
124	Jeff Deal	Jack/Rose photo w/ her wearing butterfly hairpiece	TTE (JD)	MML
125	Jeff Deal	Jack/Rose on deck photo	TTE (JD)	MML
126	Jeff Deal	Rose photos (6) from her dresser at end of movie	TTE (JD)	MML
127	Jeff Deal	Photo of movie model (2)	TTE (JD)	MML
128	Jeff Deal	B/W photo of D-deck escape Jack/Rose	TTE (JD)	MML
129	Jeff Deal	B/W photo Jack/Rose deck day scene	TTE (JD)	MML
130	Jeff Deal	2 Forward blue diamond luggage tags — movie	TTE (JD)	MML
131	Jeff Deal	2 Reverse blue diamond luggage tags — movie	TTE (JD)	MML
132	Jeff Deal	Red not wanted luggage tag — movie	TTE (JD)	MML
133	Jeff Deal	2 Red diamond luggage tags — movie	TTE (JD)	MML
134	Jeff Deal	Forward blue not wanted luggage tag — movie	TTE (JD)	MML
135	Jeff Deal	Reverse blue not wanted luggage tag — movie	TTE (JD)	MML
136	Jeff Deal	Tie luggage tag — movie	TTE (JD)	MML
137	Jeff Deal	Movie folding menu	TTE (JD)	MML
138	Jeff Deal	Rose writing note	TTE (JD)	MML
139	Jeff Deal	$20 bill movie prop used by Cal	TTE (JD)	MML
140	Jeff Deal	Sheet 3 forward diamond lug stickers blue	TTE (JD)	MML
141	Jeff Deal	Sheet 3 reverse diamond lug stickers blue	TTE (JD)	MML
142	Jeff Deal	Sheet 2 not wanted forward lug stickers blue	TTE (JD)	MML
143	Jeff Deal	Sheet 2 not wanted reverse lug stickers blue	TTE (JD)	MML
144	Jeff Deal	Movie poster signed by Millvina Dean	TTE (JD)	MML
145	Jeff Deal	H/W archive photo Olympic dining room	TTE (JD)	Tea Room
146	Jeff Deal	H/W archive photo Olympic Parisian Cafe	TTE (JD)	Tea Room
147	Jeff Deal	Grand Staircase HW photo	TTE (JD)	mco office
148	Jeff Deal	Grand Staircase HW photo — clock	TTE (JD)	mco office
149	Jeff Deal	Map room photo	TTE (JD)	mco office
150	Jeff Deal	Officer photo	TTE (JD)	mco office

Item Number	Owner Name	Description
151	Jeff Deal	Minia photo	TTE (JD)	mco office
152	Jeff Deal	Lifejacket -movie	TTE (JD)	mco office
153	Jeff Deal	Deck chair — movie	TTE (JD)	mco office
154	Jeff Deal	Sisters Photo	TTE (JD)	mco office
155	Jeff Deal	Haisman photo	TTE (JD)	mco office
156	Jeff Deal	TWS Brown photo	TTE (JD)	mco office
157	Jeff Deal	TWS Brown/Haisman photo (2)	TTE (JD)	mco office
158	Jeff Deal	ANTR premeire photo	TTE (JD)	mco office
159	Jeff Deal	Father Brown deck "self portrait"	TTE (JD)	mco office
160	Jeff Deal	Father Brown deck chairs photo	TTE (JD)	mco office
161	Jeff Deal	Father Brown writing room photo	TTE (JD)	mco office
162	Jeff Deal	Father Brown Lily Odell photo	TTE (JD)	mco office
163	Jeff Deal	Father Brown Jack Odell photo	TTE (JD)	mco office
164	Jeff Deal	Phillips/Bride photo	TTE (JD)	mco office
165	Jeff Deal	Father Brown room photo	TTE (JD)	mco office
166	Jeff Deal	Britannic photo	TTE (JD)	mco office
167	Jeff Deal	Framed Grand Staircase piece Britannic w/painting	TTE (JD)	Aftermath
168	Lee & Kelly Everitt	Grand Staircase wood reproduction + 2 photos	LKE	G Staircase
169	Lee & Kelly Everitt	Rigging Blueprint reproduction	LKE	Edith
170	Lee & Kelly Everitt	Launch ticket	LKE	Shipyard
171	Lee & Kelly Everitt	Reproduction color Queens Island photo	LKE	Shipyard
172	Lee & Kelly Everitt	Board	LKE.31	Shipyard
173	Lee & Kelly Everitt	Board	LKE.32	Shipyard
174	Lee & Kelly Everitt	Board	LKE.33	Shipyard
175	Lee & Kelly Everitt	Board	LKE.34	Shipyard
176	Lee & Kelly Everitt	Brick	LKE.61	Shipyard
177	Lee & Kelly Everitt	Full 5pps repro 1st class china set	LKE	MML
178	Lee & Kelly Everitt	1st class stateroom tag with string	LKE	Departure
179	Lee & Kelly Everitt	1st class stateroom tag with string	LKE	Departure
180	Lee & Kelly Everitt	2nd class stateroom tag with string	LKE	Departure
181	Lee & Kelly Everitt	round F 1st class sticker	LKE	Departure
182	Lee & Kelly Everitt	round R 1st class sticker	LKE	Departure
183	Lee & Kelly Everitt	diamond 1st class sticker	LKE	Departure
184	Lee & Kelly Everitt	2nd class not wanted sticker	LKE	Departure
185	Lee & Kelly Everitt	Square K luggage sticker	LKE	Departure
186	Lee & Kelly Everitt	Round K luggage sticker	LKE	Departure
187	Lee & Kelly Everitt	Square T luggage sticker	LKE	Departure
188	Lee & Kelly Everitt	Blue R hold luggage sticker	LKE	Departure
189	Lee & Kelly Everitt	Gantry postcard	LKE.70	Shipyard
190	Lee & Kelly Everitt	Engine testing room floor block	LKE.4	Shipyard
191	Lee & Kelly Everitt	Large gantry piece	LKE.14	Shipyard
192	Lee & Kelly Everitt	Photo with gantry piece	LKE.15	Shipyard
193	Lee & Kelly Everitt	Photo with gantry piece	LKE.16	Shipyard
194	Lee & Kelly Everitt	Photo with gantry piece	LKE.17	Shipyard
195	Lee & Kelly Everitt	Engineering plate partial deck plan	LKE	Shipyard
196	Lee & Kelly Everitt	Rivet	LKE.26	Shipyard
197	Lee & Kelly Everitt	Broken horizonal rivet	LKE.27	Shipyard
198	Lee & Kelly Everitt	Blai	LKE.28a	Shipyard
199	Lee & Kelly Everitt	Blai	LKE.28b	Shipyard
200	Lee & Kelly Everitt	Blai	LKE.28c	Shipyard

Item Number	Owner Name	Description
201	Lee & Kelly Everitt	Chain	LKE.18	Shipyard
202	Lee & Kelly Everitt	Photo with chain	LKE.19	Shipyard
203	Lee & Kelly Everitt	Photo with chain	LKE.20	Shipyard
204	Lee & Kelly Everitt	Photo with chain	LKE.21	Shipyard
205	Lee & Kelly Everitt	Caulker's Piecework Rates 1900	LKE.22	LOB
206	Lee & Kelly Everitt	Belfast District Demarcation 1904	LKE.23	LOB
207	Lee & Kelly Everitt	Memorandum of Agreement 1914	LKE.24	LOB
208	Lee & Kelly Everitt	Rates for Making and Fitting Liners 1919	LKE.25	LOB
209	Lee & Kelly Everitt	Shipbuilder	LKE.37	LOB
210	Lee & Kelly Everitt	Black and white brochure	LKE.29	LOB
211	Lee & Kelly Everitt	Red brochure	LKE.31	LOB
212	Lee & Kelly Everitt	3 funnel photo	LKE.32	LOB
213	Lee & Kelly Everitt	Des Moines Capital 16 April 1912	LKE	Aftermath
214	Lee & Kelly Everitt	NY Harbor map, vintage	LKE	Departure
215	Lee & Kelly Everitt	Ship registry reproduction	LKE	Shipyard
216	Lee & Kelly Everitt	Night Nomadic in Paris photo	LKE.1	Boarding
217	Lee & Kelly Everitt	Night Nomadic in Paris photo	LKE.2	Boarding
218	Lee & Kelly Everitt	3 photos, informal ribbons, authentic Trans-	LKE.5-	Edith
219	Lee & Kelly Everitt	port decoration, authentic RNR Long Service	11	xxxxxx
220	Lee & Kelly Everitt	Decoration with box		xxxxxx
221	Lee & Kelly Everitt	Titanic deck plan reproduction	LKE	Edith
222	Lee & Kelly Everitt	Advanced passenger list	LKE	LOB
223	Lee & Kelly Everitt	Flags and Funnels book	LKE	LOB
224	Lee & Kelly Everitt	Cufflinks reproduction	LKE.30	LOB
225	Lee & Kelly Everitt	Amy bracelet reproduction	LKE.14	LOB
226	Lee & Kelly Everitt	Amy Stanley photo	LKE.56	LOB
227	Lee & Kelly Everitt	Vintage diary, mentions Astors	LKE.31	LOB
228	Lee & Kelly Everitt	Postcard reproduction	LKE.38	LOB
229	Lee & Kelly Everitt	Postcard reproduction	LKE.39	LOB
230	Lee & Kelly Everitt	Postcard reproduction	LKE	LOB
231	Lee & Kelly Everitt	Postcard reproduction	LKE	LOB
232	Lee & Kelly Everitt	Hotel card reproduction	LKE.40	LOB
233	Lee & Kelly Everitt	Eleanor Shuman signed second class dining	LKE.42	LOB
234	Lee & Kelly Everitt	room postcard		Xxxxxx
235	Lee & Kelly Everitt	WSL clothes hanger	LKE	LOB
236	Lee & Kelly Everitt	Postcard reproduction	LKE.43	LOB
237	Lee & Kelly Everitt	Officer button - Liverpool	lke.47	LOB
238	Lee & Kelly Everitt	Officer button - London	lke.48	LOB
239	Lee & Kelly Everitt	Officer button	LKE	LOB
240	Lee & Kelly Everitt	shirt officer button	LKE	LOB
241	Lee & Kelly Everitt	cuff officer button	LKE	LOB
242	Lee & Kelly Everitt	Postcard reproduction	LKE	LOB
243	Lee & Kelly Everitt	Matchbook cover	Lke.49	LOB
244	Lee & Kelly Everitt	Smoking Room Entrance photo	LKE.121	mco office
245	Lee & Kelly Everitt	pool tile from Olympic	LKE	LOB
246	Lee & Kelly Everitt	pool tile from Olympic	LKE	LOB
247	Lee & Kelly Everitt	Barber Shop photo	LKE.122	LOB
248	Lee & Kelly Everitt	Passenger list reproduction	LKE	LOB
249	Lee & Kelly Everitt	blue deck of cards with box	LKE	LOB
250	Lee & Kelly Everitt	WSL deck of cards with box	LKE.37	LOB

Item Number	Owner Name	Description
251	Lee & Kelly Everitt	Framed Titanic floor tile, first class smoking rm	LKE.30	LOB
252	Lee & Kelly Everitt	Flag and funnels book with pencil	LKE.118	Storage
253	Lee & Kelly Everitt	Music book reproduction	LKE.119	Storage
254	Lee & Kelly Everitt	dinner knife (no indentions)	LKE	Verandah
255	Lee & Kelly Everitt	serving spoon	LKE	Verandah
256	Lee & Kelly Everitt	#38 napikin ring	LKE	Verandah
257	Lee & Kelly Everitt	3rd class oval veg bowl	LKE	Verandah
258	Lee & Kelly Everitt	3rd class rim soup	LKE	Verandah
259	Lee & Kelly Everitt	3rd class rim soup bowl underwater photo	LKE	Verandah
260	Lee & Kelly Everitt	3rd class mug	LKE	Verandah
261	Lee & Kelly Everitt	silver dessert bowl w/plate (set)	LKE	Verandah
262	Lee & Kelly Everitt	copper sugar bowl	LKE	Verandah
263	Lee & Kelly Everitt	polished silver creamer	LKE	Verandah
264	Lee & Kelly Everitt	creamer	LKE	Verandah
265	Lee & Kelly Everitt	Grand Staircase photo (Dornan)	LKE	Edith
266	Lee & Kelly Everitt	Olympic moulding — short	LKE	Edith
267	Lee & Kelly Everitt	Illustrated London News 27 April 1912	LKE	Aftermath
268	Lee & Kelly Everitt	Lowe's dischage reproduction	LKE	Aftermath
269	Lee & Kelly Everitt	Washington Post 21 April 1912	LKE.35	Aftermath
270	Lee & Kelly Everitt	Evening Star 20 April 1912	LKE.59	Aftermath
271	Lee & Kelly Everitt	Stead the Man book	LKE.32	Aftermath
272	Lee & Kelly Everitt	The Life of WT Stead book	LKE.33	Aftermath
273	Lee & Kelly Everitt	WT Stead photo	LKE.55	Aftermath
274	Lee & Kelly Everitt	Postcard of Southampton Engineer’s memorial	LKE.56	Aftermath
275	Lee & Kelly Everitt	Lillian Bentham landing card reproduction	LKE.57	Aftermath
276	Lee & Kelly Everitt	silver ash tray	LKE	LOB
277	Lee & Kelly Everitt	large piece olympic deck wood	LKE	LOB
278	Lee & Kelly Everitt	medium piece olympic deck wood	LKE	LOB
279	Lee & Kelly Everitt	small piece olympic deck wood	LKE	LOB
280	Lee & Kelly Everitt	fish “butterfly” knife	LKE	Verandah
281	Lee & Kelly Everitt	relief fund cheque	LKE	Verandah
282	Lee & Kelly Everitt	memorial music post card	LKE	MML
283	Lee & Kelly Everitt	med. Orient cruise arabic postcard	LKE	MML
284	Lee & Kelly Everitt	arabic post card	LKE	MML
285	Lee & Kelly Everitt	arabic post card	LKE	MML
286	Lee & Kelly Everitt	repro 1st class dinner plate	LKE	Tea Room
287	Lee & Kelly Everitt	WSL button in frame	LKE	MML
288	Lee & Kelly Everitt	8x10 signed Millvena Dean of Titanic	LKE	MML
289	Lee & Kelly Everitt	Millvenia Dean signed postcard for exhibit	LKE	MML
290	Lee & Kelly Everitt	adriatic post card	LKE	MML
291	Lee & Kelly Everitt	NY American 17 April 1912 reproduction	LKE	Aftermath
292	Lee & Kelly Everitt	Carpathia photo	LKE.55	Aftermath
293	Lee & Kelly Everitt	Relief fund cheque reproductions	LKE.53	Aftermath
294	Lee & Kelly Everitt	Relief fund cheque reproductions	LKE	Aftermath
295	Lee & Kelly Everitt	Lifeboat 14 towing Collapsible D photo	LKE.54	Aftermath
296	Lee & Kelly Everitt	Wendia Heininen corpse photo	LKE.55	Aftermath
297	Lee & Kelly Everitt	Wendia Heininen headstone photo	LKE.56	Aftermath
298	Lee & Kelly Everitt	3 movie promo photos	LKE	MML
299	Lee & Kelly Everitt	Benefit concert ticket reproduction	LKE.57	Aftermath
300	Lee & Kelly Everitt	Illustrated London News page, orchestra	LKE	Aftermath

Item Number	Owner Name	Description
301	Lee & Kelly Everitt	Hartley Collage	LKE	Aftermath
302	Lee & Kelly Everitt	Gloria Stuart photo with autograph	LKE	MML
303	Lee & Kelly Everitt	Bernard Hill photo with autograph	LKE	MML
304	Lee & Kelly Everitt	Large shine-through movie poster	LKE	MML
305	Lee & Kelly Everitt	Video - movie	LKE	MML
306	Lee & Kelly Everitt	People weekly 3/16/98	LKE	MML
307	Lee & Kelly Everitt	Illustrated screenplay - movie	LKE	MML
308	Lee & Kelly Everitt	Poster book - movie	LKE	MML
309	Lee & Kelly Everitt	4 color lobby cards (Titanic, 1953)	LKE85-88	MML
310	Lee & Kelly Everitt	Collage (ANTR)	LKE.89-95	MML
311	Lee & Kelly Everitt	Lobby card Unsinkable M. Brown	LKE.96	MML
312	Lee & Kelly Everitt	Lobby card Unsinkable M. Brown	LKE.97	MML
313	Lee & Kelly Everitt	Lobby card Unsinkable M. Brown	LKE.98	MML
314	Lee & Kelly Everitt	Lobby card Unsinkable M. Brown	LKE.99	MML
315	Lee & Kelly Everitt	Lobby card Unsinkable M. Brown	LKE.100	MML
316	Lee & Kelly Everitt	8 production photos (SOS Titanic)	LKE.101-108	MML
317	Lee & Kelly Everitt	German SOS Titanic poster	LKE	MML
318	Lee & Kelly Everitt	Raise the Titanic poster	LKE.109	MML
319	Lee & Kelly Everitt	Small RTT poster with 4 production photos	LKE.110-114	MML
320	Lee & Kelly Everitt	Post-production RTT script	LKE.115	MML
321	Lee & Kelly Everitt	RTT production book	LKE.116	MML
322	Lee & Kelly Everitt	Ghosts of the Abyss poster	LKE.13	MML
323	Lee & Kelly Everitt	Sunday Star 28 April 1912	LKE	Aftermath
324	Lee & Kelly Everitt	16 April 1912 Freeport Daily Journal	LKE	Aftermath
325	Lee & Kelly Everitt	Construction details	LKE	Shipyard
326	Lee & Kelly Everitt	Thomas Andrews photo framed	LKE	Edith
327	Lee & Kelly Everitt	Boston Daily Globe 16 April 1912 am ed.	LKE	Aftermath
328	Lee & Kelly Everitt	Boston Daily Globe 16 April 1912 pm ed.	LKE	Aftermath
329	Lee & Kelly Everitt	WSL flag	LKE	MML
330	Lee & Kelly Everitt	Admirility flag	LKE	MML
331	Lee & Kelly Everitt	Royal Mail flag	LKE	MML
332	Lee & Kelly Everitt	Unsinkable Molly Brown LP	LKE	MML
333	Lee & Kelly Everitt	Be British LP	LKE	MML
334	Lee & Kelly Everitt	ultimate dive shot glass	LKE	Dive
335	Lee & Kelly Everitt	signed champagne bottle	LKE	Dive
336	Lee & Kelly Everitt	sprite can	LKE	Dive
337	Lee & Kelly Everitt	white fiber optic wire	LKE	Dive
338	Lee & Kelly Everitt	brown fiber optic wire	LKE	Dive
339	Lee & Kelly Everitt	ultimate dive patch	LKE	Dive
340	Lee & Kelly Everitt	sinking of titanic book	LKE	Aftermath
341	Lee & Kelly Everitt	sinking of titanic book mem ed	LKE	Aftermath
342	Lee & Kelly Everitt	night to remember book	LKE	Aftermath
343	Lee & Kelly Everitt	Sugar spoon	LKE	Verandah
344	Lee & Kelly Everitt	Salt spoon	LKE	Verandah
345	Lee & Kelly Everitt	fork	LKE	Verandah
346	Lee & Kelly Everitt	napkin ring	LKE	Verandah
347	Lee & Kelly Everitt	“pre-crush” cooler photo	LKE	Dive
348	Lee & Kelly Everitt	WSL dive 2005 flag	LKE	Dive
349	Lee & Kelly Everitt	Harpers Weekly	LKE	Aftermath
350	Lee & Kelly Everitt	1st class salad plate	LKE	Verandah

Item Number	Owner Name	Description
351	Lee & Kelly Everitt	set of 5 vintage olympic postcards	LKE	LOB
352	Lee & Kelly Everitt	Autographed postcard by Eva Hart, Millvina	LKE	Aftermath
353	Lee & Kelly Everitt	Dean, and Bertram Dean		Xxxxxx
354	Lee & Kelly Everitt	Large framed Atlantique Lat. 41 poster	LKE	mco office
355	Lee & Kelly Everitt	Fire extinguisher	LKE	LOB
356	Lee & Kelly Everitt	Bow Under painting 447/1000	LKE	Aftermath
357	Lee & Kelly Everitt	Marconi	LKE	Aftermath
358	Lee & Kelly Everitt	Marconi — Margarete	LKE	xxxxxx
359	Lee & Kelly Everitt	2 1/2’ model titanic	LKE	Aftermath
360	Lee & Kelly Everitt	Small titanic model	LKE	Aftermath
361	Lee & Kelly Everitt	Small olympic model	LKE	Aftermath
362	Lee & Kelly Everitt	Small olympic war model	LKE	Aftermath
363	Lee & Kelly Everitt	Small britannic model	LKE	Aftermath
364	Lee & Kelly Everitt	Senate disaster report	LKE	Aftermath
365	Lee & Kelly Everitt	Lightoller's account	LKE	Aftermath
366	Lee & Kelly Everitt	Rostron's Loss of the Titanic	LKE	Aftermath
367	Lee & Kelly Everitt	British official report 8/20/12	LKE	Aftermath
368	Lee & Kelly Everitt	Bullock’s “A Titanic Hero’	LKE	Aftermath
369	Lee & Kelly Everitt	Thayer’s account	LKE	Aftermath
370	Lee & Kelly Everitt	Dodge’s account	LKE	Aftermath
371	Lee & Kelly Everitt	Cobalt creamer reproduction	LKE	mco office
372	Lee & Kelly Everitt	soup dish reproduction w/handles	LKE	mco office
373	Lee & Kelly Everitt	bouillon dish reproduction	LKE	mco office
374	Lee & Kelly Everitt	signed keldysh godiva bottle	LKE	mco office
375	Lee & Kelly Everitt	The Danube by frank millet	LKE	mco office
376	Lee & Kelly Everitt	Expedition to the phillippeans by millet	LKE	mco office
377	Lee & Kelly Everitt	sinking of titanic book 1912 original	LKE	mco office
378	Lee & Kelly Everitt	wreck of the titan hard back	LKE	mco office
379	Lee & Kelly Everitt	photocopy cast signed movie script — cameron	LKE	mco office
380	Lee & Kelly Everitt	fox studio titanic souvenir book	LKE	mco office
381	Lee & Kelly Everitt	ntl geo august 1998	LKE	mco office
382	Lee & Kelly Everitt	ntl geo december 2004 (3)	LKE	mco office
383	Lee & Kelly Everitt	ntl geo dec. 1985	LKE	mco office
384	Lee & Kelly Everitt	ent weekly dec. 19, 2008	LKE	mco office
385	Lee & Kelly Everitt	numbered print of williamson wreck photos	LKE	mco office
386	Lee & Kelly Everitt	just as the ship went down sheet music	LKE	mco office
387	Lee & Kelly Everitt	inst. Of marine engineers booklet	LKE	mco office
388	Lee & Kelly Everitt	californian incident booklet	LKE	mco office
389	Lee & Kelly Everitt	case for cpt. Lord booklet, signed by author w/notes	LKE	mco office
390	Lee & Kelly Everitt	readers digest ANTR	LKE	mco office
391	Lee & Kelly Everitt	passenger list reproduction — white	LKE	mco office
392	Lee & Kelly Everitt	2005 belfast article	LKE	mco office
393	Lee & Kelly Everitt	lapland text	LKE	mco office
394	Lee & Kelly Everitt	oscar woody stamp reproduction	LKE	mco office
395	Lee & Kelly Everitt	star luggage label reproduction	LKE	mco office
396	Lee & Kelly Everitt	round luggage label reproduction	LKE	mco office
397	Lee & Kelly Everitt	menu reproduction	LKE	mco office
398	Lee & Kelly Everitt	amy stanley photo	LKE	mco office
399	Lee & Kelly Everitt	ent weekly feb 6, 1998	LKE	mco office
400	Lee & Kelly Everitt	FIM newspaper program 1997-1998	LKE	mco office

Item Number	Owner Name	Description
401	Lee & Kelly Everitt	Daly article 2009	LKE	mco office
402	Lee & Kelly Everitt	Cobalt demitasse cup reproduction	LKE	Tea Room
403	Lee & Kelly Everitt	Cobalt demitasse saucer reproduction	LKE	Tea Room
404	Lee & Kelly Everitt	Cobalt creamer reproduction	LKE	Tea Room
405	Lee & Kelly Everitt	Cobalt plate reproduction	LKE	Tea Room
406	Lee & Kelly Everitt	Cobalt dinner plate reproduction	LKE	Tea Room
407	Marilyn Price	Day Nomadic in Paris photo	MP.1	Boarding
408	Marilyn Price	Day Nomadic in Paris photo	MP.2	Boarding
409	Matt Scoggin	St Louis Dispatch 16 April 1912	MCS.1	Aftermath
410	Peter Davies Garner	Lifejacket reproduction	PDG.1	Memorial
411	Peter Davies Garner	Harland And Wolff Engine Shed Floor Block	PDG.2	Shipyard
412	Peter Davies Garner	Gantry steel twisted	PDG.3a	Shipyard
413	Peter Davies Garner	Gantry steel small	PDG.3b	Shipyard
414	Peter Davies Garner	Chain piece (Great Gate)	PDG.4	Shipyard
415	Peter Davies Garner	Concrete from Gantry	PDG.5	mco office
416	Peter Davies Garner	Concrete from Gantry	PDG.6	mco office
417	Peter Davies Garner	Concrete from Gantry	PDG.7	mco office
418	Peter Davies Garner	Blai	PDG.8	Shipyard
419	Peter Davies Garner	Blai	PDG.9	Shipyard
420	Peter Davies Garner	Blai	PDG.10	Shipyard
421	Peter Davies Garner	Blai	PDG.11	Shipyard
422	Peter Davies Garner	Blai	PDG.12	Shipyard
423	Peter Davies Garner	Blai	PDG.13	Shipyard
424	Peter Davies Garner	Lengthwise cut rivet	PDG.14	Shipyard
425	Peter Davies Garner	Olympic lifeboat plaque	PDG.15	LOB
426	Peter Davies Garner	Scientific American 12 Nov. 1910	PDG.16	Edith
427	Stephen Stanger	Engineering schematic	SS.1	Boiler
428	Stephen Stanger	Engineering schematic	SS.2	Boiler
429	Stephen Stanger	Engineering schematic	SS.3	Boiler

Schedule 3 (a)(iii)
Assumed Contracts
1.
CTM Group, Inc. D/B/A “Penny men” Stand alone Penny Machine in Gift Shop. Contract dated March 30, 1999, One year contract with a 30 day out. 50%-50% split of gross profit from machine (3 quarters and a penny...penny comes out with Titanic the Experience logo imprinted on it)

2.	IKON Financial Services: Lease Agreement: 2396512 (Ricoh C2050 power pack) 48 months @ $106.00 per month plus tax. Signed on December 10, 2008 and expires on December 10, 2012.

3.
AT&T Service Agreement: Local & Long Distance phone lines. 2 year contract expires on November 11, 2011. (All exhibit phone lines we have had for 11 years). Seller and Buyer will call ATT together on the Effective Date to a arrange a transfer of the phone numbers or service if possible, and then Seller will cancel the agreement.

4.	ALSCO Service: Restroom fixtures & weekly service for toilet paper, hand soap, paper towels etc. A one year contract expires on January 20, 2012.

5.	Monthly security service with Kombat, terminable at will. Service was cancelled but not yet shut off.

6.	Collins Catering & Events, LLC weekly catering service for the Dinner Show. At will contract. Equipment list belonging to Collins at the Orlando Exhibit is:
Equipment:

1	Electric 2-door Hot Box
1	Electric 2-door Cooler
1	Rubbermaid Portable Bar
2	Small Stainless Steel Tables
1	Queen Rack
1	Rolling Speed Rack
1	Wooden High Chair
1	6’ Table
China and other equipment:

9” Plates	43;	6” Plates	78
7” Plates	32;	Butter Bowls	8
Dinner Forks	67;	Salad Forks	112
Dinner Knives	87;	Spoons	66
Butter Knives	49;	Dressing Spoons	4
Plate Toppers	19;	Bread Baskets	7

Water Pitchers	1;	Dressing Boats	3
Salt & Pepper Sets	14;	Sugar Caddies	14
Table Stanchions W/Numbers	7;	Serving Trays	8
Tray Jacks	7
Water Glasses	31;	Wine Glasses	26
Beer Glasses	28;	Coffee Glasses	14
Trash Cans	3;	Metal Cash Box
Hurricane Lamps
W/Oil 15+
Food or Beverage/Supplies:
Tea Box w/Tea	1
Raspberry Vinaigrette	2	gallon jugs
Half and Half	2	cases
Assorted Soft Drinks And Bottled Water	52	cans/bottles
Wine	11	bottles
Beer	66	cans/bottles
To-Go Boxes; Plastic Wrap/Foil; Gloves; Cleaning Supplies

Schedule 5(a)
List of Directors & Officers
G. Michael Harris

Schedule 5 (e)
Changes Since June 2011
For periods both and after June 2011, Seller did not pay certain Marketing partners, Merchandise vendors and the Landlord according to the applicable arrangements, and therefore the business relationships are not in good standing. None of these obligation are being assumed by Buyer other than the Lease.

Schedule 5 (f)
Permitted Encumbrances
None

Schedule 5 (g)
Leases
In addition to the Lease, WLM, Inc. has a month to month lease for a storage facility that it has used to store the Gift Shop bag pallets with Ocean Embassy, LLC. 6426 Milner Blvd, Suite 101, Orlando, Florida 32809

Schedule 5 (h)
Litigation or Claims; Governmental Investigation
1.	V.S. Publishing: Produce the magazines T.V. & Visitors Guide & Vacation Guide. Case number 10-CA-23080, we have a billing dispute for overcharging and WLM will vigorously defend this case.
2.	McGee & Powers, P.A. Case number: 11-CA-9247-0. WLM has a billing dispute from 2007. WLM will vigorously defend this case.

3.	Litigation with Landlord over the Lease, previously disclosed to Buyer.
4.	See Schedule 5(e) .

Schedule 5 (l)
Taxes
1.	WLM will owe its pro-rated share of the Orange County Tangible Tax for 2011. Historically the tax has been about $2800.00 per year.
2.	WLM filed its corporate Tax Returns for 2008, 2009 and 2010 late. WLM has not received any notices from the IRS but anticipates a late filing penalty.

Schedule 5 (n)
Information System & Data Systems
1.	QuickBooks Point of Sale licenses for the gift shop/admissions computer.
2.	Website: Titanic the Experience.com, Titanicdinnerevent.com and Titanicwedding.com

Exhibit A
Assignment of and Second Amendment to Lease
See attached document.

ASSIGNMENT OF
AND SECOND AMENDMENT TO LEASE
THIS ASSIGNMENT OF AND SECOND AMENDMENT TO LEASE (“Amendment”) is entered into by and among Worldwide Licensing & Merchandising, Inc., a Florida corporation (“Assignor”), Premier Exhibitions, Inc., a Florida corporation (“Assignee”), and George F. Eyde Orlando, LLC, a Michigan limited liability company, and Louis J. Eyde Orlando, LLC, a Michigan limited liability company (collectively, “Landlord”).
WHEREAS, Landlord and Tenant entered into that certain Lease dated August 22, 2008, as amended by that certain First Amendment to Lease dated January 29, 2010 (as amended, the “Lease”), the term of which commenced on January 1, 2009, regarding that certain space consisting of approximately 19,726 square feet, located at 7316, 7324, and 7324-A International Drive, Orlando, Florida 32819, as more particularly described in the Lease (the “Premises”);
WHEREAS, the parties desire to effect an assignment of the Lease and all rights and obligations pertaining to the Premises from Assignor to Assignee, conditioned as set forth herein; and
WHEREAS, the parties also desire to revise the terms of the Lease as set forth herein;
NOW, THEREFORE, for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Incorporation of Recitals. The foregoing recitals are true and correct and shall be incorporated into this Amendment by this reference.
2. Capitalized Terms. Unless otherwise expressly defined herein, capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Lease.
3. Assignment of Lease. Pursuant to Landlord’s consent, which is hereby granted subject to the terms and conditions of the Lease and this Amendment, Assignor assigns to Assignee all rights and obligations under the Lease, including Tenant’s Security Deposit of $10,000.00, effective as of October 17, 2011 (the “Effective Date”). As of the Effective Date, Assignee accepts this Assignment and agrees to comply with and be bound by all the terms and conditions of the Lease, as amended by this Assignment, from the Effective Date through the expiration or earlier termination of the term of the Lease (as defined by the Lease and modified below). Assignee’s rental obligations (as amended by this Assignment) shall likewise commence as of the Effective Date, such that Assignee’s rental obligations for October 2011 shall be prorated accordingly.
4. Assumption of Lease. Assignee (a) acknowledges its obligations to perform the Assignor’s obligations under the Lease; (b) agrees to keep and perform all of the covenants, conditions and agreements of Assignor arising under or in connection with the Lease after the Effective Date of this Assignment; and (c) agrees to assume certain obligation to Landlord for certain rental arrearages owed by Assignee, as set forth in Sections 5(a) and 11 of this Amendment.

5. Conditional Release of Assignor and Guarantor.
(a)
Assignor’s Arrearages. Landlord, Assignor, and Assignee acknowledge and agree that as of June 30, 2011, Assignor owes Landlord arrearages totaling $771,790.43 (“Assignor’s Arrearages”), which amount Landlord has agreed to reduce to $720,000.00 (“Assumed Arrearages”) in consideration of Assignee’s acceptance of and full performance of all obligations under this Amendment, and which Assignee has agreed to assume as Assignee’s own rental obligations under the Lease.

(b)
Release of Arrearages, Assignor, and Guarantor. G. Michael Harris and Amy G. Harris (“Guarantors”), as well as Assignor, shall be forever released from liability for Assignor’s Arrearages as well all obligations arising under the Lease as of and following the Effective Date, such that Assignee shall then be deemed the only tenant party to the Lease and Guarantors shall be released from all liability under that certain Guaranty and Subordination dated August 27, 2008.

6. Assignor’s Authority. Assignor warrants and represents that: (i) Assignor is a corporation duly organized and in good standing under the laws of the state of Florida; (ii) all requisite approvals necessary to authorize Assignor to enter into this Amendment and to carry out Assignor’s obligations have been obtained; (iii) the undersigned is authorized by Assignor to execute this Amendment on Assignor’s behalf and thus fully bind Assignor thereby; (iv) this Amendment has been duly authorized, executed and delivered by Assignor; and (v) the execution of this Amendment does not and will not violate any contract, covenant or other agreement to which Assignor may be a party or by which Assignor may be bound.
7. Assignee’s Authority. Assignee warrants and represents that: (i) Assignee has the full right, power, and authority to assume the Lease and to carry out Assignee’s obligations thereunder, including this Amendment; (ii) Assignee is a corporation duly organized and in good standing under the laws of Florida; (iii) all requisite approvals necessary to authorize Assignee to enter into the Lease and this Amendment and to carry out Assignee’s obligations have been obtained; (iv) the undersigned is authorized by Assignee to execute this Amendment on Assignee’s behalf and thus fully bind Assignee thereby; (v) this Amendment has been duly authorized, executed and delivered by Assignee; and (vi) the execution of this Amendment does not and will not violate any contract, covenant or other agreement to which Assignee may be a party or by which Assignee may be bound.
8. Use of Premises. Articles 1.1, 2.3, 8.1 and 9 of the Lease are revised to reflect that Assignee shall and may operate a Titanic themed exhibition at the Premises, and shall have the right to replace or supplement such Titanic themed exhibition with a human anatomy or Dialog in the Dark exhibition, or any other exhibition property then presented to the public by Assignee.

9. Radius Restriction. Article 2.3 of the Lease is revised to expand the restriction from five (5) miles from the exterior boundaries of the Shopping Center to ten (10) miles from the exterior boundaries of the Shopping Center and to expand the restriction to include human anatomy exhibitions in addition to Titanic themed exhibitions. Notwithstanding the foregoing, Assignee acknowledges that Assignee has been made aware of, and hereby consents to, Landlord leasing space within the foregoing ten (10) mile radius to any tenant for exhibits with the themes of crime scene investigations and Leonardo da Vinci.
10. Revocation of Forbearance Period and Late Fee Waiver. Pursuant to the terms of Section 5 of the First Amendment to Lease, Sections 3 (Minimum Rent Forbearance) and 4 (Late Fees) of said amendment are revoked as if never granted by Landlord, provided that the terms of this Amendment shall prevail with regard to all arrearages and rent amounts owed as of the Effective Date.
11. Payment of Assumed Arrearages. As payment of rental obligations that have accrued under the Lease to date, which rental obligations Assignee hereby assumes only to the extent of the Assumed Arrearages, Assignee shall pay the Assumed Arrearages as follows: (i) $65,000.00 together with the October 2011 Rent; (ii) seven (7) additional payments of $65,000.00 each along with the Rent owed at the beginning of every calendar quarter thereafter (i.e. January 1, April 1, July 1, and October 1), beginning on January 1, 2012, through and including July 1, 2013; and (iii) $200,000.00 along with the Rent owed on December 1, 2015. All such payments shall be deemed Rent owed under the Lease.
12. Lease Term.
(a)
Initial Term. Articles 1.1 and 3.1 of the Lease are revised to provide that the initial term of the Lease shall expire at 5:00 p.m. EDT on September 30, 2016, subject to Assignee’s right to terminate the Lease early as set forth in Section 12(c) of this Amendment.

(b)
Revocation of Renewal Rights. Article 3.3 of the Lease (Options to Renew), and all other references to renewal options or renewal periods in the Lease are hereby deleted in their entirety, such that Assignee shall have no right to renew the Lease beyond the initial term of the Lease.

(c)
Early Termination. Assignee shall have a one-time right to terminate the Lease early, effective June 30, 2014, by giving Landlord written notice of such election no later than January 31, 2014, which notice shall be accompanied by the payment of the $200,000.00 otherwise owed on December 1, 2015 pursuant to Section 11(iii) of this Amendment.

13. Rent.
(a)
Minimum Rent. Articles 1.1 and 5.1 are revised to provide that Minimum Rent: (i) through June 30, 2014 shall be $16,000.00 per month plus all applicable sales taxes, and (ii) from July 1, 2014 through September 30, 2016 shall be $19,000.00 per month plus all applicable sales taxes. Article 5.1(b) (Annual Percentage Increase) is hereby deleted in its entirety.

(b)	Additional Rent. Articles 5.5, 5.5A, 5.5B, 5.5C, 5.5D and all other references in the Lease to such Additional Rent established thereunder, are hereby deleted in their entirety.

14. Tenant Improvement Allowance. Assignee acknowledges that no further Tenant Improvement Allowance is owed by Landlord or available to Assignee. All references to the Tenant Improvement Allowance in Article 1.1 of the Lease, or elsewhere, are hereby deleted in their entirety.
15. Landlord’s Security Interest. Article 13.5 of the Lease is amended to expressly exclude from Landlord’s security interest therein any and all Titanic Artifacts used or presented by Assignee at the Premises or any other location, which assets may not be encumbered. “Titanic Artifacts” shall include all artifacts exhibited at the exhibition, all artifacts recovered from the wreck and wreck site of the RMS Titanic, all intellectual property and provenance-related work product (including but not limited to audio and video footage, still photographs, and database) related to the Titanic or any of its artifacts.
16. Rules and Regulations. Article 18 of the Lease is amended to provide that Operating hours shall be reasonably determined by Landlord and Assignee, provided that Landlord pre-approves operation of the exhibition during the hours of 10:00 a.m. to 9:00 p.m., Monday through Saturday and 10:00 a.m. to 6:00 p.m. Sunday, (subject to Tenant’s right to shorten hours in its reasonable discretion as the result of low ticket sales), so long as the exhibition is in operation at least fifty (50) hours per week.
17. Repairs and Maintenance. Article 26.1 of the Lease is amended to add the following: Landlord is responsible for any and all damage to Assignee’s property (excluding the Titanic Artifacts which Assignee shall itself have fully insured against damage for any cause, including Landlord’s negligence or intentional acts) that results from Landlord’s failure to fulfill its obligations under this Article 26.1, or the negligence or intentional acts of Landlord or its agents. Article 26.2 of the Lease is amended to provide that if Landlord fails to undertake and at all times thereafter diligently pursue to completion the repair and maintenance of the Premises, Building, Common Areas and Shopping Center as required thereunder, only 24 hours written notice is required before Tenant may make such repairs and maintenance in the case of such repairs or maintenance which constitute an emergency to the structural integrity or safety of the Premises or which are needed to prevent damage to the Titanic Artifacts located at the Premises.
18. No Landlord Defaults; Release; no Assignee Defaults. Assignor, Guarantors and Assignee acknowledge that, as of the Effective Date, Landlord is not in default of any of the terms or conditions of the Lease and each knows of no facts which, given the passage of time, would constitute a default by Landlord under the Lease. Assignor, Guarantors and Assignee waive and forever release George F. Eyde Orlando, LLC and Louis J. Eyde Orlando, LLC, their successors, subsidiaries, principals, agents, representatives, employees, shareholders and assigns (collectively referred to as the “Released Parties”) from any liability whatsoever, arising prior to the Effective Date, whether directly or indirectly relating to or arising out of any work performed by or on behalf of Landlord or Assignor as required by the Lease, including, without limitation by reference, delay damages, property damage, business losses, or any consequential, actual or special damages, regardless of when any such damages may be incurred. Assignor, Guarantors and Assignee acknowledge that, as of the Effective Date, Assignee is not in default of any of the terms or conditions of the Lease, and shall not be deemed in default due to its assumption of the Assumed Arrearages (unless and until Assignee fails to timely pay same as required under this Amendment), and each knows of no facts which, given the passage of time, would constitute a default by Assignee under the Lease.
19. Survival of Lease. It is expressly understood and agreed, that in all other respects the Lease is ratified and reaffirmed and that all of the terms and conditions which have been amended or otherwise modified herein will remain and are in full force and effect in every respect. This Amendment will bind the heirs, administrators, successors and assigns of the respective parties.
20. Attorneys’ Fees and Costs. Should any party employ an attorney or attorneys to enforce any of the provisions hereof, or to protect its interest in any matter arising hereunder, or to recover damages for the breach hereof, the party prevailing will be entitled to recover from the other party (or parties, as applicable) all reasonable costs, charges and expenses, including reasonably attorneys’ fees, and other legal costs, expended or incurred in connection therewith, before, during and subsequent to any litigation, including arbitration and appellate proceedings, bankruptcy or similar debtor/creditor proceedings, and proceedings to enforce any indemnity agreement herein contained. To the extent that more than one party is liable for attorneys’ fees pursuant to this provision, such liability shall be joint and several.
21. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same Amendment. Photostatic, PDF or facsimile copies of this Amendment fully executed shall be deemed an original for all purposes, and the parties hereto waive the “best evidence” rule or any similar law or rule in any proceeding in which this Amendment shall be presented as evidence.

IN WITNESS WHEREOF, Assignor, Guarantors, Assignee, and Landlord have caused this Assignment of and Second Amendment to Lease to be executed as of the dates set forth below.

WITNESSES:	ASSIGNOR:

Print Name:	Worldwide Licensing & Merchandising, Inc.,
a Florida corporation

By:

Michael G. Harris, President

Print Name:

Date: October ____, 2011

GUARANTORS:

Michael G. Harris
Date: October ____, 2011

Amy G. Harris
Date: October ____, 2011
[Assignee’s signature page to Assignment of and Second Amendment to Lease]

WITNESSES:	ASSIGNEE:
Premier Exhibitions, Inc.,
a Florida corporation

Print Name:	By:

Print name:

Title:
Print Name:

Date: October ____, 2011

[Landlord’s signature page to Assignment of and Second Amendment to Lease]

WITNESSES:	LANDLORD:
George F. Eyde Orlando, LLC,
a Michigan limited liability company

Print Name:	By:

George F. Eyde, Member

Print Name:

Date: October ___, 2011

WITNESSES:	LANDLORD:
Louis J. Eyde Orlando, LLC,
a Michigan limited liability company

Print Name:

By:

Louis J. Eyde, Member

Print Name:

Date: October ___, 2011

Exhibit B
Acquired Assets subject to Seller’s Purchase Money Security Interest
The following Acquired Assets located at 7316, 7324 & 7324-A International Drive, Orlando, Florida 32819:
Artifacts

Item Number	Item Description	Catalog	Location
1	Green hat	TTE	Departure
2	Oceanic postcard	TTE	MML
3	Megantic postcard	TTE	MML
4	Megantic postcard	TTE	MML
5	Balitc postcard	TTE	MML
6	Adriatic postcard	TTE	MML
7	Letter to exhbit from Millvina Dean’s family	TTE	Admiss
	with photo of her holding ticket		xxxxxx
8	Big Titanic launch photo	TTE	Shipyard
9	Last Sunset large print	TTE	Boarding
10	WSL poster reproduction	TTE	Departure
11	Red WSL poster reproduction	TTE	Departure
12	Southampton to NY travel poster	TTE	Greeter
13	Olympic war poster	TTE	Greeter
14	Norddeutscher poster	TTE	Greeter
15	WSL European to US poster	TTE	Greeter
16	US/Canada WSL poster	TTE	Greeter
17	WSL travel poster facing left	TTE	Greeter
18	WSL travel poster facing right	TTE	Greeter
19	WSL info panel	TTE	Greeter
20	Departure info panel	TTE	Departure
21	Engineering plate XXXIX reproduction	TTE	Edith
22	Engineering plate XI reproduction	TTE	Edith
23	Lithograph- Olympic at sea	TTE	Departure
24	Bow under w ith flares print	TTE	Officer Hall
25	Capstan — Cameron’s movie	TTE	Shipyard
26	Launch ticket reproduction	TTE	Shipyard
27	Large bow photo	TTE	Shipyard
28	Pulling the anchor photo	TTE	Shipyard
29	Large engine photo	TTE	Boiler
30	Boiler photo	TTE	Shipyard
31	Screw shaft photo	TTE	Shipyard
32	Launch photo	TTE	Shipyard
33	WSL travel poster dark wood frame	TTE	Departure
34	Cunard travel poster dark wood frame	TTE	Departure
35	Thomas Andrew s photo	TTE	Shipyard
36	Thomas Andrew s birth cert. reproduction	TTE	Edith
37	Ismay big sign	TTE	Greeter
38	Pierrie big sign	TTE	Greeter
39	Morgan big sign	TTE	Greeter
40	Blueprints reproduction	TTE	Boiler

Item Number	Item Description	Catalog	Location
41	H&W shipbuilder’s sign	TTE	Greeter
42	Leaving Southampton photo	TTE	Departure
43	HG Lloyd’s photo of Southampton dock	TTE	Departure
44	New spaper clippings, return trip	TTE	Boarding
45	Mid-sized return trip poster	TTE	mco office
46	Big Nomadic photo	TTE	Boarding
47	Large return trip poster reproduction	TTE	Departure
48	Trunk	TTE	Departure
49	Boots — musical	TTE	Departure
50	Movie bollard	TTE	Departure
51	B-38 photo	TTE	Edith
52	B-57 photo	TTE	Edith
53	Postcard booklet reproduction	TTE	Edith
54	Foreign travel brochures (3) reproduction	TTE	Boarding
55	Bitumastic advert. Reproduction	TTE	Edith
56	Engineering cutaway reproduction	TTE	Edith
57	Advert cutaw ay	TTE	Edith
58	Captain’s uniform w /hat	TTE	Edith
	Revealed		xxxxxx
59	Smoking room photo	TTE	1st class hall
60	Vinolia ad reproduction	TTE	Edith
61	Typing receipt reproduction	TTE	LOB
62	Thayer A La Carte receipt reproduction	TTE	LOB
63	Purser receipt reproduction	TTE	LOB
64	Turkish bath receipt reproduction	TTE	LOB
65	B-64 photo	TTE	Edith
66	Cross section of Titanic	TTE	Edith
67	Furnace, boiler, postcard reproductions	TTE	Boiler
68	Lifts, davits ad reproductions	TTE	Edith
69	Litosilo ad reproduction	TTE	Edith
70	First class cabin photo, large	TTE	Edith
71	Gym photo	TTE	Edith
72	Recreation silk sign	TTE	Edith
73	Ticket book	TTE	Departure
74	London Times return voyage ad	TTE	Boarding
75	Boston Evening Transcript return trip ad	TTE	Boarding
76	3rd class common room photo	TTE	1st class hall
77	1st class dining photo	TTE	1st class hall
78	2nd class dining photo	TTE	1st class hall
79	Turkish bath photo	TTE	Edith
80	Pool photo	TTE	Edith

Item Number	Item Description	Catalog	Location
81	Third class cabin photo	TTE	Edith
82	Second class ad booklet reproduction	TTE	Edith
83	Second class cabin photo	TTE	mco office
84	People w all (18 photos)	TTE	Edith
85	Passenger list with Cpt. Smith as Commander	TTE	LOB
86	Scotland Road silk sign	TTE	3rd class hall
87	Verandah Café photo	TTE	Verandah
88	Movie- Third class tickets (2)	TTE	3rd class hall
89	Foundering of Titanic sign	TTE	Aftermath
90	Sinking with flare picture	TTE	MML
91	Collision picture	TTE	MML
92	E deck sign movie	TTE	1st class hall
93	D deck sign movie	TTE	3rd class hall
94	Flat Calm sign with typo	TTE	Aftermath
95	Eva Hart photo	TTE	mco office
96	Movie crate silk sign	TTE	Cargo
97	Bride at work photo	TTE	Aftermath
98	Watertight door photo	TTE	Boiler
99	Color berg photo	TTE	Aftermath
100	Black and white photo reproduction	TTE	Aftermath
101	Black and white photo reproduction	TTE	Aftermath
102	Watertight door panel — movie	TTE	Bridge
103	Calling for help silk sign	TTE	Aftermath
104	Lifeboats picture	TTE	MML
105	Breaking picture	TTE	MML
106	Bow under picture	TTE	MML
107	Reconstruction picture	TTE	MML
108	NY Times 16 April 1912	TTE	Aftermath
109	Statue of Liberty image	TTE	Aftermath
110	Some other hand sign	TTE	Aftermath
111	Newsboy photo	TTE	Aftermath
112	Central Canada Citizen	TTE	Aftermath
113	Big Southampton Engineer’s memorial photo	TTE	Aftermath
114	Ft. Wayne New s 15 April 1912	TTE	Aftermath
115	Chicago Daily Tribue 17 April 1912	TTE	Aftermath
116	Conservation Miracle sign	TTE	Dive
117	Rusticle photo	TTE	Dive
118	Conserving photo	TTE	Dive
119	Artifact recovery sign	TTE	Dive
120	Nadir photo	TTE	Dive

Item Number	Item Description	Catalog	Location
121	Nautile photo	TTE	Dive
122	Dishes photo	TTE	Dive
123	Bow photo	TTE	Dive
124	Map	TTE	Dive
125	Dive 2000 large photo	TTE	Dive
126	Dive 2000 large photo	TTE	Dive
127	Dive 2000 large photo	TTE	Dive
128	Dive 2000 large photo	TTE	Dive
129	Dive 2000 large photo	TTE	Dive
130	Dive 2000 large photo	TTE	Dive
131	Bow model	TTE	Dive
132	Press kit photos (6)	TTE	MML
133	Press kit photos (6)	TTE	MML
134	Anatoly photo and bio	TTE	Dive
135	Presentation of plaque photo	TTE	Dive
136	Mike and Sebastian with Diane Sawyer	TTE	Dive
137	Titanica production photo-anatoly	TTE	Dive
138	Leo’s costume reproduction	TTE	MML
139	2 large photos — movie (flying, moment)	TTE	MML
140	Jesus, Civil War, Titanic sign	TTE	mco office
	Club 24 June 1980		xxxxxx
142	Postal cover Woody stamp reproduction	TTE	LOB
143	Ralph White 9x14 photos (17)	TTE	Dive
144	Ralph White large photo	TTE	Dive
145	Ralph White title page photo	TTE	Dive
146	Winnie Trout photos oval (2)	TTE	mco office
147	1997 expedition raising hull packet (ink drawing,	TTE	mco office
	photo w /hull section marked, patch and co-		xxxxxx
	ordinates, 2 letters		xxxxxx
148	Lifeboat 14 towing photo	TTE	mco office
149	Minia photo	TTE	Aftermath
150	Stevensgraph Titanic reproduction	TTE	LOB
151	Marconi olympic vs carpathia	TTE	Aftermath
152	Marconi olympic vs carpathia	TTE	Aftermath
153	Marconi olympic vs carpathia	TTE	Aftermath
154	Marconi olympic vs carpathia	TTE	Aftermath
155	3 recovery photos from Halifax	TTE	Storage
156	Molly photo	TTE	Aftermath
157	Copy of first class menu Titanic 14 April 1912	TTE	MML
158	canopic menu	TTE	Verandah
159	blue/white 2nd class saucer	TTE	Verandah
160	11/2/11 majestic menu	TTE	Verandah

Item Number	Item Description	Catalog	Location
161	4/2 menu reproduction	TTE	Verandah
162	4/12 menu reproduction	TTE	Verandah
163	1/3/10 adriatic menu	TTE	Verandah
164	12/29/09 adriatic menu	TTE	Verandah
165	1st class dinner plate	TTE	Verandah
166	Olympic new el post grand staircase panel	TTE	MML
167	St Louis Republican	TTE	Verandah
168	Daily Mirror 16 april 1912	TTE	Aftermath
169	Daily Mirror 17 april 1912	TTE	Aftermath
170	silk w all murals (45) exhibition and photos	TTE	Aftermath
171	Richmond april 26, 1912 new spaper	TTE	Verandah
172	time sept 23, 1985	TTE	mco office
173	time aug 3, 1987	TTE	mco office
174	newsweek sept. 16, 1985	TTE	mco office
175	time nov. 2, 1987	TTE	mco office
176	time sept. 16, 1985	TTE	mco office
177	people wkly march 16, 1998 (2)	TTE	mco office
178	seaport winter 1986	TTE	mco office
179	memories feb/mar 1989	TTE	mco office
180	le point sept 22, 1985	TTE	mco office
181	us news aug. 11, 1986	TTE	mco office
182	newsweek sept. 23, 1985	TTE	mco office
183	discover jan. 1988	TTE	mco office
184	People wkly aug. 20, 1998	TTE	mco office
185	fl television magazine tampa oct. 25, 1987 (4)	TTE	mco office
186	time july 21, 1997	TTE	mco office
187	Life June 1997	TTE	mco office
188	Seafaring tow n silk sign	TTE	mco office
189	Murdoch quote sign	TTE	Boarding
190	crystal reproduction w sl vase	TTE	Boiler
191	crystal reproduction goblets (2)	TTE	Tea Room
192	Jack Steward note w /woman and cat photo repro	TTE	Tea Room

Office Furniture & Machines
File Cabinets (10)
Desk (6)
Phone System
Refrigerator w/ice maker
Cloth Stacking Chairs (15)
Conference Table
Store Fixtures & Exhibit Cases
Cash Safe
Gift Shop Display Fixtures
Cash wrap unit
Custom Armoire (2)
Artifact Display Cases (32)
Dinner show banquet chairs (100)
Dinner show 72” tables (25)
Actors Green Room
Mini Grand Stair Dom
Wine Cooler Refrigerator
Gift shop Bags Sm- Med- Lg-X Lg
Computers
(2) POS Computers (2)
QuickBooks POS licenses
Computer (5)
Audio / Visual Equipment
DVD Players (6)
TV Monitors (9) Plasmas
TV Monitors (3)
Audio, Video, sound scapes, product
Queline & Ismay Video
Lighting, Show Control, Production
TV Racks (3)
Machinery & Equipment
High Lift
Emergency battery backup Exit signs
Fire Extinguishers (13)

Pallet Jack
Signs
8x8 (12mm)motion Video (deposit)
Parking Lot Sign
Props & Thematic Staging
Framed poster (lobby)
Entry Wood Doors & auto Trigger
Theater Podium & Ticket light
Ships rail Theater
Faux Ismay Bookshelf & Blue Print
16’ Fiberglass Propeller
Marconi radio room
Veranda Café
Cargo hold Renault
Water tight door indicator Movie
Ship’s Wheel / Telemotors
Starry Night Curtain
Acrylic Memorial Wall & light trig.
8’ Shipwreck Model (in case)
Grand Staircase & Titanic Cherub
First Class Parlor Suite — Complete
Boiler Room
1910 Original Ticket booth-Departure
Gantry — Departure
Iceberg
Starry Night & Lazer
Wood Gate (Departure)
Giant Wall Map
Water Tight Door
Boarding Ship’s Door
Cargo Fog Machine, timer, trigger
Cargo Boxes

Gangway
First Class Doors
Shipyard Warehouse doors green
20’ Titanic Photo Muriel Shipyard
Ballard Shipyard Titanic Movie
Shipyard Iron windows
Leasehold Improvements (may insure to benefit of Landlord)
DNA Custom Flooring & Paint
Palm Harbor Electric
Sheet Metal Starry Night HVAC
Pinnacle Fire Sprinkler
William Stone (dry wall)
Bathrooms remodel & Fixtures
Carpet Brokers
Access Door & Glass
Wizards
Security System
Exterior Titanic Mural
Framing, Woodwork
Foam Ceiling
Awnings
Exterior Speakers JBL
Grand Stair Dog Hatch & Motor
Intellectual Property Rights
All of Seller’s right, title in interest in and to the name “Titanic the Experience” and the related websites of Seller.

Exhibit C
Purchase Price Allocation
Buyer and Seller agree that the Purchase Price of $1,520,000 shall be allocated pursuant to Section 9(a) of the Agreement and as follows:
$775,000 shall be allocated amongst the Acquired Assets as “Class V” assets per the Code;
$25,000 shall be allocated to the non-compete provision in Section 11 of the Agreement as a “Class VI” asset per the Code; and
$720,000 shall be allocated to goodwill as a Class “VII” asset per the Code.